UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12
KENNAMETAL INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2023 Annual Meeting and

Proxy Statement

KENNAMETAL®

A MESSAGE FROM OUR BOARD OF DIRECTORS

September 12, 2023

Dear Fellow Shareowners,

Please accept our invitation to the Kennametal Annual Meeting of Shareowners on Tuesday, October 24, 2023, at 2:00 p.m. EST. The meeting will be held virtually via a live audio webcast.

As always, the Annual Meeting will include consideration of the matters included in the accompanying Notice of Annual Meeting and Proxy Statement. Every shareowner’s vote is important and if you cannot attend the virtual meeting, please see the Notice of Annual Meeting of Shareowners for details on voting.

In fiscal year 2023, the Kennametal team delivered organic sales growth of 9 percent and free operating cash flow of $169 million, the strongest since 2015. On a constant currency basis, we also saw growth in all regions and particularly strong growth in our Aerospace & Defense and Energy end markets.

For the full year, we delivered on our revenue and earnings per diluted share (EPS) outlook despite macroeconomic uncertainties and headwinds from inflation, foreign exchange, supply chain disruptions and a slower recovery in China. Revenues were $2.078 billion and adjusted EBITDA was $323 million or 15.5% margin.

Throughout the year we continued our disciplined capital allocation strategy in support of returning cash to shareowners, with $49 million in share repurchases and $65 million in dividends.

Our Board of Directors remains committed to excellent corporate governance, compliance and ethical conduct, promoting the best interests of our shareowners. As noted in this Proxy Statement, we continue to follow good governance practices in line with these interests.

We also continue to advance our Environmental, Social, and Governance (ESG) strategy, and you can learn more about that progress in our FY23 ESG Report found on the ESG page of our Investor Relations website.

On behalf of the Board of Directors, thank you for your continued ownership and support of Kennametal.

Sincerely,

Christopher Rossi	Lawrence W. Stranghoener
President and Chief Executive Officer	Chairman of the Board

Notice of Annual Meeting of Shareowners

When:	2:00 p.m. (Eastern Time) on Tuesday, October 24, 2023

Where:	Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2023

Record Date:	Wednesday, August 30, 2023 (Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.)

Agenda

The Annual Meeting of Shareowners (“Annual Meeting”) will be held to consider and act upon the following matters:

1.	The election of ten directors for terms to expire in 2024;

2.	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024;

3.	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement; and

4.	A non-binding (advisory) vote on the frequency of the future advisory votes on executive compensation.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Wednesday, August 30, 2023, as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact, and over time, lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our shareowners’ timely access to this important information. If you have received a Notice, and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

It is not necessary to attend the Annual Meeting to vote your shares. You may vote by proxy via telephone, Internet or by completing, dating, signing and returning a paper proxy card.

By Order of the Board of Directors

Michelle R. Keating
Vice President, Secretary
and General Counsel

September 12, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD OCTOBER 24, 2023

This Proxy Statement and the 2023 Annual Report are available for viewing at

www.proxyvote.com

2023 Proxy Summary

This 2023 Proxy Summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider before voting, and we strongly encourage you to carefully read the Proxy Statement before voting.

General Information About the 2023 Annual Meeting of Shareowners

2:00 p.m. (Eastern Time) on Tuesday, October 24, 2023

Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2023

August 30, 2023

For all matters, shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Proposals to be Considered and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

Election of ten directors with terms to expire in 2024	FOR each Director Nominee	7

Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024	FOR	35

Non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement	FOR	92

Non-Binding (advisory) vote on the frequency of future advisory votes on executive compensation.	ANNUAL FREQUENCY	97

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    PROXY SUMMARY

Board Nominees

		Director Since (1)			Committee Memberships			Other Public Company Boards
Name	Age		Occupation	Independent	AC	CHC	N/CG

Joseph Alvarado	71	2018	Board of Directors, Arcosa, Inc., PNC Financial Services Group, Inc. and Trinseo, S.A.	Yes	—	✘	✘	Arcosa, Inc.; PNC Financial Services Group, Inc.; Trinseo, S.A.

Cindy L. Davis	61	2012	Board of Directors, Brinker International, Inc. and Deckers Outdoor Corporation	Yes	—	Chair	✘	Brinker International, Inc.; Deckers Outdoor Corporation

William J. Harvey	72	2011	Board of Directors, Bridgestone Americas, Inc., Origin Materials, Inc., Huber Engineered Woods LLC and Clean Chemistry, Inc.	Yes	—	✘	Chair	Origin Materials, Inc.

William M. Lambert	65	2016	Board of Directors, MSA Safety, Inc.	Yes	Chair	—	—	MSA Safety, Inc.

Lorraine M. Martin	61	2018	President and CEO, National Safety Council	Yes	—	✘	—	IperionX Limited

Sagar A. Patel	57	2016	Consultant, Aerospace & Defense industry	Yes	✘	—	—	—

Christopher Rossi	59	2017	President and Chief Executive Officer (“CEO”), Kennametal Inc.	No	—	—	—	Terex Corporation

Paul Sternlieb	50	2023	President and CEO and member of the Board of Directors, Enerpac Tool Group	Yes	✘	—	—	Enerpac Tool Group

Lawrence W. Stranghoener	69	2003	Chairman of the Board, Kennametal Inc.	Yes	—	—	—	—

Steven H. Wunning	72	2005	Board of Directors, Summit Materials, Inc.	Yes	✘	—	✘	Summit Materials, Inc.

(1)	References are to calendar years.
AC	Audit Committee
CHC	Compensation and Human Capital Committee
N/CG	Nominating/Corporate Governance Committee

•

Attendance:    In Fiscal 2023, each of our director nominees serving on the Board attended at least 75% of the Board and committee meetings on which he or she sat during his or her tenure as a director. In Fiscal 2023, Mr. Sternlieb was elected to the Kennametal Inc. Board, effective January 1, 2023. On February 1, 2023 Mr. Sternlieb was appointed to serve on the Audit Committee. At the same time, Ms. Martin moved from the Audit Committee to the Compensation and Human Capital Committee.

•

Director Elections:    Directors are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected.

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PROXY SUMMARY

Corporate Governance Highlights

Our Board has a strong commitment to ethical conduct and good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The dashboard below provides a snapshot of the Company’s current corporate governance policies.

•	Declassified Board of Directors — The Company’s By-Laws provide for a declassified Board of Directors, whereby all Directors are elected to one-year terms.

•	Separation of CEO and Chairman — The roles of the Chief Executive Officer and the Chairman of the Board are separate. An independent director serves as our Chairman of the Board.

•	Majority Voting in Director Elections — Director elections are conducted on a majority voting basis and without cumulative voting.

•

Change in Control Double-Trigger Vesting Provision — The Company’s 2020 Stock and Incentive Plan requires both a change in control of the Company and termination of the executive’s employment (“double-trigger”) for unvested or unearned equity awards to vest on an accelerated basis.

•

Governance Guidelines — The Board has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, a Director’s responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluations and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate. The Company’s Corporate Governance Guidelines are available on its website at www.kennametal.com on the “Corporate Governance” page under “Investor Relations.”

•	Independent Directors — Our Board is comprised of all independent directors, other than our President and CEO.

•	Independent Directors Regularly Meet — Our independent directors meet in executive sessions, led by our independent Chairman of the Board, at each regularly scheduled Board meeting.

•	Independent Board Committees — We have three standing Board committees with only independent directors serving as members.

•	Annual Board and Committee Self-Evaluation — Our Board and Board committees engage in a self-evaluation process annually.

•	High Rate of Board Attendance — In Fiscal 2023, each of our directors serving on the Board attended at least 75% of the Board and committee meetings on which he or she sat during his or her tenure.

•	No Poison Pill — The Company currently does not have a poison pill in place.

•

Strong Stock Ownership Guidelines for Directors and Executive Officers — We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value.

•

Policies Prohibiting Hedging, Pledging, and Shorting Company Securities — Our insider trading policy prohibits the hedging, pledging and shorting of Company stock by any member of the Board, executive officer, or other corporate officer, as defined in the policy, and their family members, without the prior approval and express authorization of the Company’s General Counsel. An exception to this prohibition

KENNAMETAL INC. 2023 Proxy Statement	| iii

    PROXY SUMMARY

may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock.

Fiscal 2023 Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2023 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Sales of $2.1 billion for Fiscal 2023, compared with sales of $2.0 billion for Fiscal 2022.

•	Net income attributable to Kennametal for Fiscal 2023 was $118.5 million, compared to $144.6 million in Fiscal 2022.

•

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) for Fiscal 2023 was $316 million, or 15.2% EBITDA margin. Adjusted EBITDA for Fiscal 2023 was $323 million, or 15.5% Adjusted EBITDA margin. EBITDA for Fiscal 2022 was $358 million, or 17.8% EBITDA margin. Adjusted EBITDA for Fiscal 2022 was $364 million, or 18.1% Adjusted EBITDA margin.

•	Return on Invested Capital (“ROIC”) for Fiscal 2023 was 7.5% compared with 8.6% in Fiscal 2022. Adjusted ROIC for Fiscal 2023 was 7.8% compared with Adjusted ROIC of 8.9% in Fiscal 2022.

•

Primary Working Capital was $662 million as of June 30, 2023, compared to $638 million as of June 30, 2022. Primary Working Capital as a Percent of Sales (“PWCPS”) was 32.4% as of June 30, 2023, compared to 31.2% as of June 30, 2022.

Executive Compensation Highlights for Fiscal 2023

The following are the highlights of our 2023 executive compensation program:

•

Our Compensation and Human Capital Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment for the CEO position conducted by the Committee’s independent consultant.

•	Compensation is provided through a mix of base salary, annual cash-based incentives under our AIP, and equity-based long-term incentive awards (consisting of RSUs and PSUs).

•	Compensation is significantly tied to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

The Committee has adopted certain design methodologies in our incentive arrangements to help mitigate the impact of cyclicality, commodity exposure and other factors which can impact performance goals established by the Committee and actual payouts received by executives. These methodologies include:

•

Annual cash-based incentive plan: “first half” and “second half” goal setting which provides the Committee with better insights into economic conditions which can impact our business either positively or negatively in rapid order.

•

PSU plan: ROIC performance goals established annually for each fiscal year. No awards are paid until following the full three-year performance period. The Committee adopted this methodology to alleviate instances where rapidly changing economic conditions render performance goals unachievable early in the three-year performance period which can result in retention risks and the need for separate retention awards.

iv	| KENNAMETAL INC. 2023 Proxy Statement

PROXY SUMMARY

•

Payment of annual cash-based incentives under the AIP is primarily based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Payments earned under the Fiscal 2023 AIP were based on four performance metrics: Adjusted EBITDA, PWCPS, ESG goals and individual performance. Adjusted EBITDA and PWCPS both had two six-month performance periods, while the ESG goals and individual performance were measured over the full fiscal year. No earned award is paid prior to the end of the fiscal year.

•

Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2023, 60% of the target value of each executive’s long-term incentive opportunity was granted as PSUs and 40% was granted as RSUs, all of which are settled in stock.

•

Vesting of Fiscal 2023 PSUs is based on the attainment of Adjusted ROIC financial performance goals (66.66% weight) and Average Adjusted EBITDA Margin (33.34% weight). PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date to receive the payout, which is three years after the grant date. For Fiscal 2023, only one-third of the Adjusted ROIC component of the FY2023-2025 PSU award will be reported in the subsequent tables following the Compensation and Human Capital Committee Report, as financial targets for remaining tranches will be set at or near the beginning of each subsequent fiscal year. Accordingly, under applicable disclosure rules, only the Fiscal 2023 tranche for Adjusted ROIC performance is included as part of the grant in the tables below. The remaining tranches will be reported as separate grants when the applicable PSU targets are set.

Our Fiscal 2023 financial and ESG performance had the following effects on the performance-based awards held by our named executive officers (“NEOs”), with no adjustments made to the actual financial performance.

Fiscal 2023 AIP

•

For Fiscal 2023 full year, including “first half” and “second half” performance, the Fiscal Year total payout for 12 months is 98.2% of target payout based on performance against our financial and ESG metrics, excluding the impact of achievement of the individual performance component for each executive. No payments are made at the end of the first six-month period.

Performance Stock Units

•

The first of three tranches of the 2023 PSUs achieved Adjusted ROIC performance at a 125% multiple of target PSUs awarded. Average Adjusted EBITDA Margin is yet to be calculated for the three-year period ending June 30, 2025.

•

The second of three tranches of the 2022 PSUs achieved Adjusted ROIC performance at a 125% multiple of target PSUs awarded. Average Adjusted EBITDA Margin is yet to be calculated for the three-year period ending June 30, 2024.

•

The third of three tranches of the 2021 PSUs, as measured by Adjusted ROIC performance, was achieved at a 125% multiple of target. The cumulative total payout multiple was 105.5% for the combined three years of ROIC performance (fiscal years 2021, 2022, and 2023) and includes the application of the Relative TSR multiplier for fiscal years 2021 through 2023.

KENNAMETAL INC. 2023 Proxy Statement	| v

General Information

When and where is the 2023 Annual Meeting?

The 2023 Annual Meeting of shareowners (the “Annual Meeting”) will be held virtually, through a live, audio-only webcast, on Tuesday, October 24, 2023, at 2:00 p.m. (Eastern Time). Shareowners of record may attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2023 and entering the 16-digit Control Number included on the Notice, on the proxy card or on the instructions that accompanied the proxy materials. There will not be a physical meeting location.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2023 Annual Report?

We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all its shareowners a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all shareowners. We may choose to send certain shareowners the Notice, while sending other shareowners a full set paper copy of our Proxy Statement, 2023 Annual Report, Notice and proxy card.

How can I access the proxy materials over the Internet?

The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com.

When was the Notice or other proxy materials mailed to shareowners?

The Notice of this Proxy Statement was first mailed to shareowners on or about September 12, 2023. Once the Notice is received, shareowners have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that those materials be sent to the shareowner in paper. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Why did I receive a Notice or a copy of this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 24, 2023, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

KENNAMETAL INC. 2023 Proxy Statement	| 1

GENERAL INFORMATION

What will the shareowners vote on at the Annual Meeting?

The Board of Directors has submitted four proposals for your consideration at this meeting:

•	The election of ten directors for terms to expire in 2024;

•	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024;

•	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement; and

•	A non-Binding (advisory) vote on the frequency of future advisory votes on executive compensation.

Will there be any other items of business on the agenda?

We do not expect any other items of business to be presented at the meeting. However, in case there is an unforeseen need, your proxy also gives discretionary authority to the named proxy holders with respect to any other matters that might be brought before the meeting. Those proxy holders intend to vote your proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Wednesday, August 30, 2023, (the “Record Date”) may vote at the Annual Meeting. For all matters, you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	Held directly in your name as the shareowner of record;

•	Held for you in an account with a broker, bank or other nominee; and

•	Attributed to your account in one of our Company-sponsored 401(k) plans.

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 80,000,483 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast.

How many votes are required for the approval of each item?

•

The ten nominees for director for terms expiring in 2024 are elected by a majority of votes cast, meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•

The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding, advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

2	| KENNAMETAL INC. 2023 Proxy Statement

GENERAL INFORMATION

•

The alternative receiving the greatest number of votes (every one year, two years or three years) regarding the frequency of future advisory votes on executive compensation is the frequency that our shareowners approve (on a non-binding advisory basis) measured by the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

What are “Broker Non-Votes?”

If your shares are held by a broker (i.e., “in street name”), the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion.

Brokers do not have the discretion to vote your shares for the election of directors for the non-binding advisory vote to approve the compensation paid to our named executive officers, or for the non-binding advisory vote on the frequency of future advisory votes on executive compensation, as disclosed in this Proxy Statement, because these proposals are considered to be “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote?

If you are a shareowner of record, you may vote your shares by any one of the following methods:

•

By Internet.    You may vote online prior to the meeting at www.proxyvote.com. Follow the instructions on the Notice or in the proxy card for voting prior to the meeting. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 23, 2023.

•

By telephone.    You may vote by telephone by dialing 1-800-690-6903. Follow the instructions on your Notice or proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 23, 2023.

•

By mail.    The Notice includes directions on how to request paper copies of this Proxy Statement, the 2023 Annual Report and a proxy card. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•

Online during meeting.    If you are a shareowner of record, you may vote your shares online by attending the virtual Annual Meeting. However, we encourage you to vote in advance by proxy card, by telephone or on the Internet even if you plan to attend the virtual Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee (i.e., in “street name”), you may instruct your broker or other nominee to vote your shares by following the instructions that your broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

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GENERAL INFORMATION

How do I vote my shares in the 401(k) plan?

You will receive voting instructions from the plan trustee. You may instruct the plan trustee on how to vote (including not to vote) your shares in the 401(k) plan in writing, or by other means available.

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy and change your vote at any time before the meeting by (1) notifying our Vice President, Secretary and General Counsel in writing or (2) delivering a later-dated proxy card by telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting online during the virtual Annual Meeting.

Who are “Named Proxies” and how will they vote my shares?

Our Board of Directors selected the persons named on the Notice and proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote on your behalf for the election of the nominees for director listed below, for the ratification of the selection of the independent auditors, for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers, and for the approval (on a non-binding advisory basis) of the frequency of future advisory votes on executive compensation, as disclosed in this Proxy Statement.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our strong record of shareowner engagement, will take the result of the vote into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one Notice, proxy card or voting instruction?

It means that you hold shares in more than one account. To ensure that all your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this Proxy Statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Broadridge Financial Solutions, Inc., and Carideo Group acts as the independent inspector of elections.

What should I do if I want to attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a shareowner of record as of the Record Date for the Annual Meeting, or you hold a valid proxy for the Annual Meeting. You will need the 16-digit Control Number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You can attend the Annual Meeting, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2023 and using your 16-digit Control Number to enter the meeting. Shareowners may also submit written questions in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2023 and using your 16-digit Control Number to access the Annual Meeting website. A transcript of the Annual Meeting including the questions received and our answers will be posted on the Investor Relations page of our website at www.kennametal.com as soon as practical after the Annual Meeting.

4	| KENNAMETAL INC. 2023 Proxy Statement

GENERAL INFORMATION

We encourage you to access the Annual Meeting website prior to the start time. Please allow sufficient time for online check-in. If you experience technical difficulties, please contact the technical support phone number posted on the log-in page of the Annual Meeting website. Rules of Conduct for the Annual Meeting are established, affording the same treatment to all participating shareowners, and will be followed during the Annual Meeting. We will use technology for the virtual Annual Meeting that verifies the identity of each participating shareowner and ensures that shareowners are granted the same access rights they would have if attending an in-person meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I view the Proxy Statement and 2023 Annual Report electronically?

Yes. Copies of this Proxy Statement and our 2023 Annual Report to Shareowners (the “2023 Annual Report”) are available free of charge for electronic (online) access and viewing at www.proxyvote.com.

You may also view the Proxy Statement and 2023 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under “SEC Filings”.

What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies, per the instructions below. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

What if I want to receive a copy of the Annual Report and Proxy Statement?

You may access the Proxy Statement or Annual Report via our website, www.kennametal.com, under “Investor Relations.” If you prefer, you may request these materials by calling our Vice President, Secretary and General Counsel at 412-248-8309 or writing to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219:

•	If you participate in householding and wish to receive a separate copy of the 2023 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•

If you do not participate in householding, but would like a print copy of either the 2023 Annual Report or Proxy Statement, or would like to participate in householding with regard to the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request at no charge.

How can I contact the Company, the Board of Directors, the independent Chairman of the Board or any of the independent Directors?

The address of our principal executive offices is 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

KENNAMETAL INC. 2023 Proxy Statement	| 5

GENERAL INFORMATION

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Michelle R. Keating

Vice President, Secretary and General Counsel

525 William Penn Place, Suite 3300

Pittsburgh, Pennsylvania 15219

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2024 Annual Meeting?

We expect to hold our 2024 Annual Meeting in October 2024. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing so that we receive it by May 15, 2024. Proposals should be addressed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2024 Annual Meeting must give the Company written notice no earlier than May 1, 2024 and no later than June 30, 2024. That notice must provide certain other information as described in the By-Laws.

Specifically, shareowner nominations for directors to be elected at the 2024 Annual Meeting must be submitted to the Vice President, Secretary and General Counsel in writing no earlier than May 1, 2024 and no later than June 30, 2024. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow Sodali LLC, 333 Ludlow Street, 5th Floor South Tower, Stamford, CT 06902, to assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow Sodali LLC in connection with the solicitation and we do not expect those fees and expenses to exceed $13,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year, except whereas otherwise noted. For example, references to “2023,” “Fiscal Year 2023,” or “Fiscal 2023” mean the fiscal year beginning July 1, 2022 and ending June 30, 2023.

6	| KENNAMETAL INC. 2023 Proxy Statement

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate.

Each person elected as a director of the Corporation, whether elected to succeed a person whose term of office as a director has expired (including the expiration of such director’s term) or to fill any vacancy, shall be elected for a one-year term expiring at the next annual meeting of shareowners.

Our Board of Directors has nominated our current ten directors, Joseph Alvarado, Cindy L. Davis, William J. Harvey, William M. Lambert, Lorraine M. Martin, Sagar A. Patel, Christopher Rossi, Paul Sternlieb, Lawrence W. Stranghoener, and Steven H. Wunning, for re-election to serve as directors with a term that will expire in 2024.

Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors hold or have held senior executive positions in large, complex organizations and have operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board.

The Board believes that the combination of the various qualifications, skills and experiences of the Director nominees will contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

KENNAMETAL INC. 2023 Proxy Statement	| 7

PROPOSAL I. Election of Directors

The following table highlights each director’s specific skills, knowledge and experience. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director Skills and Experience Matrix

SKILLS / EXPERIENCE

CEO Experience	✘			✘			✘	✘	✘

Corporate Finance (public company)	✘			✘			✘	✘	✘	✘

Corporate Governance / Corporate Responsibility	✘	✘	✘	✘	✘	✘	✘	✘	✘

Current or Recent Executive Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Diversity	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Environmental / Health / Safety	✘		✘	✘	✘	✘	✘	✘	✘

Government / Military	✘		✘	✘	✘	✘	✘		✘	✘

Industry / Manufacturing Knowledge	✘		✘	✘		✘	✘	✘	✘	✘

International	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Legal – Transactions	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Operations Production	✘		✘	✘	✘	✘	✘		✘	✘

Public Company Board Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Risk Management	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Sales and Marketing	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Strategic Planning	✘	✘	✘	✘	✘	✘	✘	✘	✘	✘

Technology / Engineering	✘	✘	✘	✘	✘	✘	✘		✘	✘

8	| KENNAMETAL INC. 2023 Proxy Statement

PROPOSAL I. Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, if elected, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company.

Joseph Alvarado

Age: 71

Director since: 2018

Independent

Committee Memberships:

Compensation and Human

Capital

Nominating / Corporate

Governance

Other Directorships:

Arcosa, Inc.

PNC Financial Services Group, Inc.

Trinseo, S.A.

Mr. Alvarado is the former Chairman, President and CEO of Commercial Metals Company (“CMC”), a global manufacturer, recycler and marketer of steel and other metals. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer (“COO”) and became President and COO in April 2011. He was named President and CEO and elected to CMC’s Board in September 2011; he served as Chairman of the Board from January 2013 until his retirement in January 2018. Before joining CMC, Mr. Alvarado was Operating Partner for Wingate Partners and The Edgewater Funds and, prior to that, he was the President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation. Throughout his career, Mr. Alvarado served in various leadership and executive positions including President and COO of Lone Star Technologies, Inc., Vice President-Long Products Sales and Marketing for Ispat North America, Inc., Executive Vice President, Commercial at Birmingham Steel Company, and President of Inland Steel Bar Company. Mr. Alvarado has an MBA from the Johnson School, Cornell University and a Bachelor of Arts degree in Economics from the University of Notre Dame.

Qualifications:

Mr. Alvarado is a strong leader with significant experience in managing global businesses. With his extensive knowledge of the metals industry and years of experience in manufacturing, he understands the challenges and opportunities facing Kennametal. He provides strategic insight and valuable perspective to our Board and is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

KENNAMETAL INC. 2023 Proxy Statement	| 9

PROPOSAL I. Election of Directors

Cindy L. Davis

Age: 61

Director since: 2012

Independent

Committee Memberships:

Compensation and Human

Capital (Chair)

Nominating / Corporate

Governance

Other Directorships:

Brinker International, Inc.

Deckers Outdoor Corporation

Ms. Davis is a retired Vice President of Nike, Inc., and retired President, Nike Golf, a global leading innovator in athletic footwear, apparel, equipment and accessories, positions she held from 2008 through January 2015. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. She has served as a director on the Boards of Deckers Outdoor Corporation and Brinker International, Inc., since June 2018 and January 2019, respectively. She previously served on the Board of Directors of Buffalo Wild Wings, a casual dining restaurant and sports bar franchise, from January 2015 through February 2018. In 2021, Ms. Davis became senior advisor to The St. James, a privately held health and wellness company. She currently serves on the Board of Trustees for Furman University. Ms. Davis earned an MBA in Marketing and Finance at the University of Maryland, and a Bachelor of Arts degree in Economics at Furman University in Greenville, South Carolina.

Qualifications:

Ms. Davis’ experience with brand strategy and global brands adds valued perspective to our Board. Her winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit for our Board of Directors. Ms. Davis currently serves as Chair of our Compensation and Human Capital Committee.

William J. Harvey

Age: 72

Director since: 2011

Independent

Committee Memberships:

Compensation and Human

Capital

Nominating / Corporate

Governance (Chair)

Other Directorships:

Bridgestone Americas, Inc.

Huber Engineered Woods LLC

Origin Materials, Inc.

Clean Chemistry, Inc.

Mr. Harvey is the retired President of DuPont Packaging & Industrial Polymers, a multi-billion-dollar global business unit of E.I. DuPont de Nemours & Company, a science and technology-based company, serving in that position from 2009 through 2015. Mr. Harvey joined DuPont in 1977 and left in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, a diversified chemical company. He rejoined DuPont in 1996 as Global Business Director for DuPont Packaging & Industrial Polymers. Mr. Harvey held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses, Kevlar and Nomex Fibers, Vice President of DuPont Corporate Operations and Vice President of DuPont Corporate Plans. Mr. Harvey holds a Bachelor’s degree in Economics from Virginia Commonwealth University and a Master’s degree from the University of Virginia Darden Graduate School of Business. He is the former Vice-Chair of the Board of Trustees of Washington College where he served on the Executive Committee and chaired the Admissions and Financial Aid Committee. Mr. Harvey previously held Board of Trustees positions at the Darden School at the University of Virginia and Delaware State University.

Qualifications:

Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board. Mr. Harvey currently serves as Chair of our Nominating/Corporate Governance Committee.

10	| KENNAMETAL INC. 2023 Proxy Statement

PROPOSAL I. Election of Directors

William M. Lambert Age: 65 Director since: 2016 Independent Committee Memberships: Audit (Chair) Other Directorships: MSA Safety Incorporated

Mr. Lambert is a member of the Board of Directors of MSA Safety Incorporated (“MSA”), a global leader in the manufacture and supply of workplace safety products. He is the retired President and Chief Executive Officer of MSA, having served in this position from 2008 until May 2018. Mr. Lambert has been a director on MSA’s Board since 2007, holding the Chairman position from May 2015 through May 2020. He joined MSA in 1981 as a design engineer and over the years served the company in a variety of capacities of increasing responsibility. He previously served on the Board of Directors of EQT Corporation, a natural gas producer, from November 2018 through July 2019. Mr. Lambert has achieved “Fellow” status with the National Association of Corporate Directors (NACD). He holds a Bachelor’s degree in Mechanical Engineering from Penn State University and a Master’s degree in Industrial Administration from Carnegie Mellon University.

Qualifications:

Mr. Lambert has extensive experience leading a global manufacturing company and he brings to the Board valuable knowledge in business strategy, product development, marketing and finance. He currently serves as Chair of our Audit Committee and is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

Lorraine M. Martin Age: 61 Director since: 2018 Independent Committee Memberships: Compensation and Human Capital Other Directorships: National Safety Council IperionX Limited

Ms. Martin is a director, President and CEO of the National Safety Council, serving in this position since June 2019. She is also co-founder and President of Pegasus Springs Foundation, a nonprofit organization focused on education and mentoring. In 2021, Ms. Martin was appointed to the Board of Directors of IperionX Limited, a developer of sustainable, critical material supply chains. Ms. Martin is the retired Executive Vice President and Deputy of Rotary and Mission Systems (RMS) for Lockheed Martin Corporation, a global aerospace, defense, security and advance technologies company. Prior to RMS, Ms. Martin was Executive Vice President and General Manager for the F-35 Lightning II Program for Lockheed Martin Aeronautics Company. Her leadership of the F-35 program earned Pentagon recognition for reducing program costs while increasing production and fielding more aircraft worldwide. She joined Lockheed Martin in 1988 and during her tenure, held a variety of high visibility leadership positions across the corporation. Prior to joining Lockheed Martin, she served as an officer in the U.S. Air Force, holding various leadership positions for software intensive technology and development programs. She has a Master of Science degree in Computer Science from Boston University and a Bachelor of Arts degree in Computational Mathematics from DePaul University.

Qualifications:

Ms. Martin has over 35 years’ experience in the aerospace industry and is a proven leader in a variety of challenging roles. Her experience in international business and manufacturing is of significant value to Kennametal. She brings a unique perspective to our Board with her extensive knowledge of the aerospace industry, technology, supply chain management and strategic planning.

KENNAMETAL INC. 2023 Proxy Statement	| 11

PROPOSAL I. Election of Directors

Sagar A. Patel Age: 57 Director since: 2016 Independent Committee Memberships: Audit

Mr. Patel is self-employed since October 2022, consulting in the area of Aerospace and Defense M&A projects. Mr. Patel is the retired Group President, Engine Systems for Woodward, Inc., a manufacturer and service provider of control solutions for the aerospace and industrial markets, a position he held from 2021 through October 2022. He joined Woodward, Inc. in June 2011 as President Aircraft Turbine Systems and in 2019 became the Business Unit President, Fuel Systems and Controls for Woodward. In January 2020 he became Business Unit President, Aerospace After market and Hydraulic Systems through 2021. Before joining Woodward, Mr. Patel worked at General Electric, where he last served as President, Mechanical Systems, GE Aviation in Cincinnati, Ohio. At GE’s Aviation and Transportation businesses, Mr. Patel held roles with increasing responsibilities in engineering, operations, services, and P&L management. Earlier in his career, he worked for a utility company in India for three years. Mr. Patel served as Chairman of the Rockford Area Economic Development Council (RAEDC) in Rockford, Illinois, in addition to serving on the Illinois Governor’s Innovation Advisory Council. Mr. Patel holds a Master’s degree in electrical engineering from the University of Pittsburgh and a Bachelor’s degree in Controls and Instrumentation Engineering from Gujarat University in India.

Qualifications:

Mr. Patel has more than 30 years’ experience in the aerospace, transportation and energy industries, bringing to our Board extensive experience in product and advanced manufacturing innovation, global operations and strategic growth areas.

Christopher Rossi Age: 59 Director since: 2017 Non-Independent Other Directorships: Terex Corporation National Association of Manufacturers

Mr. Rossi is President and CEO and a member of the Board of Directors of Kennametal Inc., serving in these positions since August 2017. Prior to that, he was CEO of Dresser-Rand at Siemens Aktiengesellschaft, from September 2015 to May 2017. Dresser-Rand is part of the Siemens business, a leading global supplier of custom-engineered rotating equipment solutions for the oil, gas, petrochemical, power and process industries. Mr. Rossi held numerous leadership positions at Dresser-Rand including Executive Vice President of Global Operations, Vice President of Technology and Business Development, and Executive Vice President of Product Services Worldwide. He joined Dresser-Rand in 1987 and, throughout his career there, was responsible for the areas of Engineering, Production, Supply Chain Management, Sales and Business Development. He served as the company’s Vice President and General Manager of North American Operations, Vice President and General Manager of Painted Post Operation, and Vice President, Supply Chain Management Worldwide. In 2022, Mr. Rossi joined the Board of Directors of the National Association of Manufacturers, and he has served as a director on the Board of Terex Corporation since 2021. Mr. Rossi holds a Bachelor of Science degree in Mechanical Engineering from Virginia Tech and an MBA in Corporate Finance and Operations Management from the University of Rochester’s Simon School of Business.

Qualifications:

Mr. Rossi has extensive experience leading and managing complex global manufacturing companies. His contributions to the Board reflect his deep knowledge of manufacturing, technology, and business strategy. Mr. Rossi’s keen business insight, experience and strong leadership skills prove valuable to Kennametal Inc.

12	| KENNAMETAL INC. 2023 Proxy Statement

PROPOSAL I. Election of Directors

Paul Sternlieb Age: 50 Director since: 2023 Independent Committee Memberships: Audit Other Directorships: Enerpac Tool Group

Mr. Sternlieb is the President & CEO and a member of the Board of Directors of Enerpac Tool Group, effective September 2021. Before joining Enerpac Tool Group, he served as EVP & President, Protein at JBT Corporation from 2017 to 2021. Prior to this, Mr. Sternlieb was Group President, Global Cooking Equipment within the Food Equipment Group segment of Illinois Tool Works from 2014 to 2017; and Vice President & General Manager with Danaher from 2011 to 2014, where he led a division within the industrial technologies segment. Prior to these roles, Mr. Sternlieb held senior marketing and strategy positions at H.J. Heinz, in both the US and Europe, and he was also an Engagement Manager with McKinsey & Company where he led marketing and growth strategy projects for clients in both the US and Europe. Mr. Sternlieb holds dual Bachelor’s degrees, in Economics and Computer Science, from the University of Pennsylvania. He received his MBA from the Wharton School, where he graduated as a Palmer Scholar.

Qualifications:

Mr. Sternlieb brings extensive operational and international experience to the Board, as a sitting President and CEO of an industrial manufacturing company. He has an established record of using a systematic approach to delivering growth and margin expansion at industrial businesses.

Lawrence W. Stranghoener Age: 69 Director since: 2003 Chairman of the Board Independent

Mr. Stranghoener is Chairman of the Board of Directors for Kennametal Inc., serving in this position since July 1, 2018. Prior to that, he was the independent Lead Director of Kennametal’s Board from August 2017 to June 2018. Mr. Stranghoener is the retired Executive Vice President, Strategy and Business Development for Mosaic Company, a global crop nutrition company, a position he held from August 2014 until his retirement in January 2015. He served as Mosaic’s interim Chief Executive Officer from June 2014 to August 2014 and was Executive Vice President and Chief Financial Officer from September 2004 to June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial, a Fortune 500 financial services company. Prior to that, he spent 17 years at Honeywell Inc. where he held various positions in finance, including Vice President and Chief Financial Officer. He started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the Board of Trustees for Goldman Sachs Trust II, and Goldman Sachs Exchange-Traded, Closed-End, and Interval Funds. He previously served on the Board of Aleris International from 2011 through 2020. He holds a Bachelor of Arts degree from St. Olaf College and an MBA from Northwestern University.

Qualifications:

Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management. In his capacity as independent Chairman of the Board, he serves as the independent liaison between our management, our shareowners and the Board.

KENNAMETAL INC. 2023 Proxy Statement	| 13

PROPOSAL I. Election of Directors

Steven H. Wunning Age: 72 Director since: 2005 Independent Committee Memberships: Audit Nominating / Corporate Governance Other Directorships: Summit Materials, Inc.

Mr. Wunning is the retired Group President and Executive Office member of Caterpillar Inc., a global manufacturer of construction, mining, and industrial equipment, having served in those positions from January 2004 to January 2015. In that capacity, he had administrative responsibility for the Resource Industries Group which included Advanced Components & Systems Division, Integrated Manufacturing Operations Division, Mining Products Division, Mining Sales & Marketing Division, and Product Development & Global Technology Division. Mr. Wunning joined Caterpillar in 1973 and served in positions of increasing responsibility, including Vice President and then President of Cat Logistics and Corporate Vice President of the Logistics & Product Services Division. He previously served as a director on the Boards of Neovia Logistics Services, LLC, from 2015 through 2020, and Black and Veatch Holding Company from 2004 through May 2022 and the Sherwin Williams Company from 2015 until April 2023. Mr. Wunning is a member of the Board of Trustees of the Missouri University of Science and Technology. He has a Bachelor of Science degree in Metallurgical Engineering from the University of Missouri at Rolla, now Missouri University of Science and Technology, and an Executive MBA from the University of Illinois.

Qualifications:

Mr. Wunning has extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He understands the challenges of managing a global manufacturing organization and provides valuable insight and perspective to our Board with respect to operations, supply chain logistics and customer relations. Mr. Wunning is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

14	| KENNAMETAL INC. 2023 Proxy Statement

PROPOSAL I. Election of Directors

BOARD DIVERSITY MATRIX

Board Diversity Matrix (as of September 12, 2023)

Total Number of Directors	10

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	2	8	0	0

Part II: Demographic Background

African American or Black	0	1	0	0

Alaskan Native or American Indian	0	0	0	0

Asian	0	1	0	0

Hispanic or Latinx	0	1	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	2	5	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	1

Military Veteran	1

Person with Disability/Disabilities	0

Middle Eastern	0

North Africa	0

Did not disclose demographic background	0

KENNAMETAL INC. 2023 Proxy Statement	| 15

Ethics and Corporate Governance

Code of Conduct

All of our directors, officers and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Conduct (sometimes referred to as the “Code”).

The Code is designed to:

•	Proactively promote ethical behavior;

•	Protect our valued reputation and the reputations of our directors, officers and employees;

•	Assist all employees to act as good corporate citizens around the world; and

•	Continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•

By approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics and Compliance;

•

In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219 or by email: k-corp.ethics@kennametal.com;

•	By calling the Office of Ethics and Compliance at 412-248-8275;

•

By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

The Code is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Kennametal” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management levels.

16	| KENNAMETAL INC. 2023 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that the Board should encompass a range of talent, skill, diversity and expertise that enables it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees based on a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•

The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•

Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes that in this context the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic/demographic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•

The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2024 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

Board Composition and Independence

•

A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority. Currently, Mr. Rossi, our President and CEO, is the only director on our Board who is not independent.

•

Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and additional qualifications set forth in the Guidelines regarding:

•	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

KENNAMETAL INC. 2023 Proxy Statement	| 17

ETHICS AND CORPORATE GOVERNANCE

•	Indebtedness of the Company to affiliates of the director; and

•	A director’s relationships with charitable organizations.

•

In June and July 2023, our management compiled and summarized our directors’ responses to a questionnaire asking them to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors, were presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, has had during the last three years (i) any of the relationships described above; or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2022 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors then considered are independent, and that all of the members of the Audit, Compensation and Human Capital, and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered

Joseph Alvarado	Yes	None

Cindy L. Davis	Yes	None

William J. Harvey	Yes	None

William M. Lambert	Yes	Commercial relationships between MSA and Kennametal Inc. (MSA as a supplier to Kennametal) — immaterial

Lorraine M. Martin	Yes	Membership relationship between National Safety Council and Kennametal Inc. (Kennametal as a member of the National Safety Council) — immaterial

Sagar A. Patel	Yes	Commercial relationships between Woodward, Inc. and its subsidiaries and Kennametal Inc. (Kennametal as a supplier to Woodward, Inc.) — immaterial

Christopher Rossi	No	President and CEO of Kennametal Inc.; commercial relationships between Terex Corporation and its subsidiaries and Kennametal Inc. (Kennametal as a supplier to Terex Corporation) – immaterial; membership relationship between National Association of Manufacturers and Kennametal Inc. (Kennametal as a member of the National Association of Manufacturers) – immaterial

Paul Sternlieb	Yes	Commercial relationships between Enerpac Tool Group and Kennametal Inc. (Kennametal as a supplier to Enerpac Tool Group) — immaterial

Lawrence W. Stranghoener	Yes	None

Steven H. Wunning	Yes	None

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ETHICS AND CORPORATE GOVERNANCE

Outside Board Membership

Employee directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-management directors must advise the independent Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

Retirement Age

In Fiscal 2023, unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director could be nominated for re-election or re-appointment to the Board if he or she would be age seventy-five (75) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the independent Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•

Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities. In addition, directors are encouraged to periodically visit Company facilities to better understand its operations.

Board Compensation

•

In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’ economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•

Directors who serve on the Audit Committee, Compensation and Human Capital Committee and/or Nominating/Corporate Governance Committee do not receive any additional compensation, other than director fees and awards (including fees paid for service on Board committees).

•	Directors who are employees (currently only our President and CEO, Mr. Rossi) do not receive additional cash or equity compensation for serving as directors.

Board Leadership Structure

Our By-Laws and the Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be held by the same person or by two separate individuals. When the roles of Chairman of the Board and Chief Executive Officer are combined in one individual, the Board also may

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designate a Lead Director to provide additional leadership and guidance to the Board. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Based on the current Company characteristics, we determined that the leadership structure is appropriate, including for purposes of efficient and effective corporate governance.

Our independent Chairman of the Board, Mr. Stranghoener, sets agendas in consultation with other Board members and the CEO, and establishes Board priorities and procedures. Mr. Stranghoener presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the CEO. Our Guidelines contain a list of the various responsibilities with which Mr. Stranghoener, as independent Chairman of the Board, is tasked.

In addition to the responsibilities described above, the independent Chairman of the Board also:

•

Consults with the Compensation and Human Capital Committee in connection with the annual evaluation of the CEO’s performance and, together with the Chair of the Compensation and Human Capital Committee, meets with the CEO to discuss that evaluation;

•	Provides feedback to the CEO with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the independent Chairman of the Board in consultation with the Board members and the CEO. Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, considering recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The independent Chairman of the Board presides over these executive sessions.

•	Any interested party that wishes to communicate with the independent Chairman of the Board, CEO, non-management directors or independent directors individually or as a group may do so by:

•

Sending correspondence directed to our Vice President, Secretary and General Counsel, Ms. Michelle R. Keating, at the address set forth in the “General Information” section of this Proxy Statement in the response to the question “How can I contact the Company, the Board of Directors, the independent Chairman of the Board or any of the independent Directors?”

•

Calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law).

•	Accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

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ETHICS AND CORPORATE GOVERNANCE

We will forward any communication we receive to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

Assessing the Performance of the Board

The Board’s performance is evaluated annually to determine whether the Board and its committees are functioning effectively. The Chairman of the Board also meets with each Board member at least annually to obtain feedback regarding individual director performance, which is shared with each director during individual meetings. The Chair of the Nominating/Corporate Governance Committee conducts the same assessment annually of the independent Chairman of the Board and thereafter provides the feedback to the Chairman. The Nominating/Corporate Governance Committee oversees the overall Board evaluation process.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Human Capital, and Nominating/Corporate Governance.

•

Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation and Human Capital Committee must also meet the additional independence (and financial literacy qualifications for Audit Committee members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•

Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•

The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•

The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

•	Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best

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interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards that may be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

•

The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

•

Management or the affected director or executive officer must bring the matter to the attention of the independent Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee or the Vice President, Secretary and General Counsel.

•

The independent Chairman of the Board will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the independent Chairman of the Board is involved, then management or the affected director or executive officer shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

•	In Fiscal Year 2023, there were no related party transactions that required Board and/or Nominating/Corporate Governance Committee approval or disclosure in this proxy statement.

Formal Evaluation of the CEO

•	The Compensation and Human Capital Committee, together with the independent Chairman of the Board, and the rest of the non-management directors, annually evaluates the overall performance of the CEO.

•	The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management.

Succession Planning

The CEO delivers a report on succession planning at least annually to the Board, which includes an assessment of senior officers and their potential to succeed the CEO and other senior management positions.

Review of the Guidelines and Code of Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Conduct, and recommends any changes to the Board.

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The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. The Board also receives quarterly updates on those top material risks to the Company. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Prohibited Transactions

The Company’s insider trading policy includes hedging and pledging prohibitions that prohibit any director, executive officer or other corporate officer, as defined in the policy, and their family members from engaging in various transactions, including short sales of the Company’s securities and transactions in put options, call options or other derivative securities. Additionally, under the policy the Company’s directors, executive officers and corporate officers and their family members are prohibited from engaging in any hedging or monetization transactions and from pledging Company securities as collateral for a loan or holding Company securities in a margin account, in each case without the prior approval and express authorization of the Company’s General Counsel. An exception to the prohibition on pledging Company securities may be granted where an individual wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. These policies do not apply generally to all other employees of the Company.

Environmental, Social and Governance Reporting

We published our fourth annual Environmental, Social and Governance Report (“ESG Report”) for Fiscal 2023 in September 2023. Our ESG Report is available on our Corporate Sustainability webpage at https://investors.kennametal.com/corporate-governance/corporate-sustainability. The report details our commitment to maintain robust environmental, social responsibility, and corporate governance practices in all areas of our business, and it highlights the progress we continue making to enhance our performance on ESG matters. Our Fiscal 2023 ESG Report is prepared in accordance with the Sustainability Accounting Standards Board (Industrial Machinery and Goods Sustainability Accounting Standard), the four pillars of the Task Force on Climate-related Financial Disclosures, and the Global Reporting Initiative’s standards for sustainability reporting.

During Fiscal 2023, we continued to refine our ESG strategy and further integrated that strategy into our global operating model and corporate objectives. Our executive-level ESG Steering Committee oversees and coordinates our ESG strategy setting process, reporting, and stakeholder engagement activities. Our ESG strategy and related activities are regularly reviewed with our Nominating/Corporate Governance Committee, who has oversight of the Company’s ESG strategy and the ESG strategy is further reviewed with the full Board as part of the overall corporate strategy review. In Fiscal 2022, a third-party conducted a thorough ESG materiality

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assessment on behalf of the Company to further refine our ESG strategy and ensure that such strategy is aligned with our key stakeholders and our overall corporate strategy. The Company has continued to build on the results of the ESG materiality assessment for Fiscal 2023.

Human Capital Management

Employee Profile

We employed 8,739 people, including approximately 8,600 full-time employees, as of June 30, 2023. Approximately 2,900 employees were located in the U.S. and 5,800 were located in other parts of the world, principally Germany, India and China. On June 30, 2023, approximately 2,400 of our employees were represented by labor unions. We consider our labor relations to be generally good.

Diversity and Inclusion

We value diversity in all forms and are fully committed to inclusion in the workplace.

We continue to deploy our strategy and supporting infrastructure to elevate and advance diversity and inclusion (D&I) across our global organization and instill accountability for our performance. The enhanced D&I strategy focuses on four strategic pillars – awareness, acquisition, development and community. To drive action and accountability, each pillar is led by a senior Kennametal executive who is known as an accountability partner and is responsible for developing strategic initiatives in partnership with our Talent and Organizational Effectiveness team.

Our Global Inclusion Council, which consists of cross-functional global leaders, champions the strategic initiatives and provides guidance and support. Four regional inclusion councils covering the Americas, Asia Pacific, EMEA and India execute the strategies and provide a global perspective.

As part of our awareness initiatives in 2023, we continued to enhance the D&I sections of the Company’s intranet and our external website. We expanded our Employee Resource Groups (ERGs) to foster communication and mentorship among diverse groups within the Company, such as the India’s Women’s Excellent Forum, America’s Women at Work, and U.S. Young Professionals groups. Our facilities around the world held events in March 2023 to celebrate International Women’s Day and recognize the achievements of female colleagues and participate in activities and discussions.

The tables below show the percentage of our employees who are women and the percentage of leadership roles at the Company held by women as of the dates indicated.

Number of Employees

	Female		Male

As of June 30	Number	Percent	Number	Percent	Total

2023	1,623	18.6%	7,116	81.4%	8,739

2022	1,582	18.1%	7,150	81.9%	8,732

Women in Leadership Roles (in percentages)

As of June 30	Board of Directors	Executive	Leadership	Senior Management

2023	20%	42.9%	23.1%	18.8%

2022	22.2%	42.9%	27.3%	12.4%

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ETHICS AND CORPORATE GOVERNANCE

Health and Safety

Safety, including the health of our employees, is one of our core values and a priority across our global operations. We are committed to developing a world-class health and safety culture aimed at achieving zero injuries and illnesses. The long-term vision to achieving our world-class health and safety culture is formalized and communicated in our EHS Roadmap that consists of four focus areas – fatality and serious injury (FSI) prevention, incident prevention, leadership development and culture and environmental compliance and sustainability.

The Company uses our Environmental, Health and Safety (EHS) Management System, including an extensive list of apps, to enable streamlined collection, tracking and dissemination of key data related to our EHS standards and requirements. Along with each standard, we have developed a self-assessment used to evaluate performance and develop action plans for advancing on the EHS Roadmap.

In 2023 we achieved record results in proactive risk identification and closure programs which drive our culture of eliminating hazards prior to potential incidents. Our total recordable incident rate (TRIR) performance was 0.42 in 2023 compared to 0.33 in 2022.

As part of our commitment to continuous improvement of our EHS programs, Kennametal has focused on company-wide Global EHS Standards to strengthen our compliance management across the organization. These standards include:

•	FSI prevention;

•	Contractor safety;

•	Powered industrial vehicles;

•	Molten metal personal protective equipment (PPE);

•	Lock/tag/verify;

•	Fall control;

•	Machine guarding and robotics safety; and

•	Electrical safety.

Along with each standard, we have developed a self-assessment used to evaluate performance and develop action plans needed to meet tier levels aligning with the EHS roadmap. As discussed above, in 2022 we launched an app as part of our EHS Management System to process electronic self-assessments, which capture each location’s level of compliance and create action plans.

Employee Development and Training

For the Company to grow, our employees must grow and develop continuously. We offer learning and development opportunities for all employees. In 2023, this included training for senior, mid-level and emerging leaders in role- and function-specific skills, such as project management, process improvement and sales effectiveness. We also offered our operational employees technical training through the Kennametal Knowledge Center.

Supporting our learning and development efforts is our OneTeam learning management system. Available in multiple languages, OneTeam offers more than 5,000 online courses in an easy-to-use interface. Training is offered to our employees in many different formats, and although not all training hours are tracked through OneTeam, in Fiscal 2023, over 15,700 hours of completed training were recorded in the OneTeam system.

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We also continue to design and deliver development programs, focusing on the following:

•	Individual development;

•	Leadership development;

•	Business- and operations-focused content;

•	Sales-focused content; and

•	Diversity and inclusion content.

Employee Engagement

As a follow up to the May 2022 employee engagement survey, targeted action plans were put in place focusing on one or two important team engagement goals. We then conducted another employee engagement survey that was launched in April 2023. With a response rate of 78 percent, the April 2023 survey indicated that we continue to make progress in employee engagement, with an increased average engagement score of 69, while our percent favorable increased to 65 percent.

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Board of Directors and Board Committees

Meeting Information

The Board of Directors held seven meetings during Fiscal 2023. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served during his or her tenure as a director. We expect our directors to attend our Annual Meeting absent exceptional circumstances. All Directors then serving on the Board attended the Annual Meeting in October 2022.

The table below shows committee membership and the number of meetings of the full Board and each committee in Fiscal 2023.

🌑 Member

Lawrence W. Stranghoener	Chairman of the Board

Joseph Alvarado	🌑		🌑	🌑

Cindy L. Davis	🌑		Chair	🌑

William J. Harvey	🌑		🌑	Chair

William M. Lambert	🌑	Chair

Lorraine M. Martin	🌑		🌑

Sagar A. Patel	🌑	🌑

Christopher Rossi	🌑

Paul Sternlieb	🌑	🌑

Steven H. Wunning	🌑	🌑		🌑

Number of Meetings in Fiscal Year 2023	7	8	5	6

Board Committees

The Board has three standing committees: Audit, Compensation and Human Capital and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The current committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also reports the results of the committee’s self-evaluation to the full Board.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Committee Functions

Audit Committee: The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this Proxy Statement. The Board has determined that all the members of the Audit Committee are “financially literate” and independent and that each of Messrs. Alvarado, Lambert, Sternlieb, and Wunning qualify as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation and Human Capital Committee: The Compensation and Human Capital Committee’s functions include: recommending an overall compensation philosophy to the Board; having direct authority and responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; administering our equity compensation plans, cash incentive plans and deferred compensation plans; oversight of diversity, equity and inclusion; and regulatory focus on human capital management disclosures. The Compensation and Human Capital Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation and Human Capital Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation and Human Capital Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Compensation and Human Capital Committee Interlocks and Insider Participation: There are no Compensation and Human Capital Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. The names of the members of the Compensation and Human Capital Committee appear under the heading “Compensation and Human Capital Committee Report” below.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; overseeing the Company’s ESG strategy, initiatives, policies and disclosures; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•

The shareowner must have given timely written notice in proper form to the Vice President, Secretary and General Counsel of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2024 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•

The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information required to be disclosed in a Proxy Statement or other filings.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

•

The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•

The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, in consultation with the Board’s independent compensation consultant, Pay Governance, as appropriate, recommends the overall compensation structure for directors to the full Board for review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee determines appropriate levels of compensation for our non-employee directors by reviewing data from other publicly-traded companies and conferring with independent outside advisors as necessary, to obtain information on competitive director compensation practices and trends. The Committee uses this information to determine appropriate levels of non-employee director compensation. The Committee then makes recommendations regarding non-employee director compensation to the full Board for approval.

In April 2023, the Nominating/Corporate Governance Committee commissioned a director compensation assessment that was conducted by the Compensation and Human Capital Committee’s independent consultant, Pay Governance. The consultant compared the Company’s director compensation levels and program practices to those of the Company’s peer group of 20 companies and a broader set of 151 general industrial companies of similar size to Kennametal. The consultant also advised the Committee of current trends and practices in director compensation, which include shareowner approval of equity award limits to directors. The consultant considered that the Company maintains a directors’ equity award limit of $500,000 in Company stock, which is contained in the 2020 Stock and Incentive Plan approved by the Company’s shareowners. The equity award limit prevents any individual non-employee director from receiving more than $500,000 in Company stock in any individual year. The 2020 Stock and Incentive Plan includes an overall limit of $850,000 per year for all non-employee director compensation, including equity, cash fees and cash awards.

Based upon the assessment conducted by the compensation consultant, among other considerations, the Nominating/Corporate Governance Committee, at its April 21, 2023 committee meeting, recommended no changes in director compensation for Fiscal 2024 given the changes approved for Fiscal 2023.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. Mr. Rossi, our President and CEO, is the only employee of the Company who serves as a director. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

Cash Compensation for Non-Employee Directors

In 2023, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer

All Non-Employee Directors	$85,000

Additional Annual Cash Retainers

Non-Executive Chairman of the Board or Independent Lead Director	$100,000

Audit Committee Chair	$18,000

Compensation and Human Capital Committee Chair	$15,000

Nominating/Corporate Governance Committee Chair	$10,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Stock Units or Deferred Stock Credits (grant amount is rounded up to the next whole share)	$145,000

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings, as well as continuing education programs, as appropriate.

Deferred Fee Plan

We have a Deferred Fee Plan for non-employee directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and as a committee Chair, if applicable, all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

30	| KENNAMETAL INC. 2023 Proxy Statement

BOARD OF DIRECTORS AND BOARD COMMITTEES

Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive; or (ii) to have stock credits (representing an equivalent amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change in control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a “Rabbi Trust”) established by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

2023 Non-Employee Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2023.

2023 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Unit Awards ($)(2)(3)	All Other Compensation ($)(4)	Total($)

Joseph Alvarado	85,000	144,995	69	230,064

Cindy L. Davis	100,000	144,995	69	245,064

William J. Harvey	95,000	144,995	69	240,064

William M. Lambert	103,000	144,995	69	248,064

Lorraine M. Martin	85,000	144,995	69	230,064

Sagar A. Patel	85,000	144,995	69	230,064

Paul Sternlieb (5)	42,500	72,507	69	115,076

Lawrence W. Stranghoener	185,000	144,995	69	330,064

Steven H. Wunning	85,000	144,995	69	230,064

(1)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.

KENNAMETAL INC. 2023 Proxy Statement	| 31

BOARD OF DIRECTORS AND BOARD COMMITTEES

(2)

On August 15, 2022, each non-employee director (other than Mr. Sternlieb) received a grant of RSUs with a grant date fair value of $144,995 or deferred stock credits amounting to $144,995 for those who elected to defer their restricted unit awards into deferred stock credits. Mr. Sternlieb received an initial grant of RSUs with a grant date fair value of $72,507 on January 15, 2023 upon his election to the Board. RSUs vest at a rate of one-third per year over a three-year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of equity awards held by each director as of June 30, 2023, is set forth below in the Supplemental Table to 2023 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2023 for a discussion of additional assumptions used in calculating grant date fair value.

(3)

We pay dividend equivalents on unvested RSUs during the restriction period, but the dividends are not preferential. For those directors who elected to defer their RSUs into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(4)	These amounts consist of premiums paid by the Company for life insurance.

(5)	Mr. Sternlieb was elected to the Board of January 1, 2023; his director compensation is stated accordingly.

Supplemental Table to 2023 Non-Employee Director Compensation Table

Name	Aggregate Stock Options Outstanding at Fiscal Year-End	Aggregate Unvested Restricted Stock Units Outstanding at Fiscal Year-End	Aggregate Deferred Unvested Restricted Stock Units Outstanding at Fiscal Year-End(1)

Joseph Alvarado		8,932

Cindy L. Davis	14,000	8,932

William J. Harvey	21,000	8,932	2,741.140

William M. Lambert	14,000	8,932

Lorraine M. Martin		8,932

Sagar A. Patel			22,176.001

Paul Sternlieb		2,654

Lawrence W. Stranghoener	21,000		102,848.841

Steven H. Wunning	21,000	8,932	14,258.219

(1)	Represents RSUs that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

32	| KENNAMETAL INC. 2023 Proxy Statement

Audit Committee Report

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219;

•	By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

Monitoring Activities in 2023

We held eight meetings in 2023. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2023 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2023 prior to release.

KENNAMETAL INC. 2023 Proxy Statement	| 33

AUDIT COMMITTEE REPORT

The discussions with PwC included the matters required by GAAP, including those described in the Statement on Auditing Standards No. 1301 related to communication with audit committees. We received from PwC written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews, meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2023, for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2024, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

AUDIT COMMITTEE REPORT

Audit Committee:

William M. Lambert, Chair

Sagar A. Patel

Paul Sternlieb

Steven H. Wunning

34	| KENNAMETAL INC. 2023 Proxy Statement

Proposal II. Ratification of

PricewaterhouseCoopers LLP as our

Independent Registered Public Accounting

Firm for the Fiscal Year Ending June 30, 2024

The Audit Committee has retained PwC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2024. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent public accountants for the fiscal year ending June 30, 2024. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during Fiscal 2023. The Audit Committee reviewed the non-audit services provided by PwC in 2023 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2023 and 2022 were as follows (in millions):

	2023 ($)	2022 ($)
Audit Fees(1)	3.6	3.5
Audit-Related Fees(2)	0.0	0.0
Tax Fees(3)	0.3	0.6
All Other Fees(4)	0.0	0.0
TOTAL	3.9	4.1

(1)

These fees relate to services provided for the audit of the consolidated financial statements and internal controls over financial reporting, subsidiary and statutory audits, comfort letters, and assistance with the review of documents filed with the SEC.

(2)	These fees relate to agreed upon procedures. There were no Audit-Related Fees or Services performed in 2023 or 2022.

(3)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

(4)

These fees relate primarily to licenses for accounting research software and other permissible services that do not fall into the other three categories listed above. All other fees rounded to zero in 2023 and 2022.

KENNAMETAL INC. 2023 Proxy Statement	| 35

PROPOSAL II. Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

All audit and non-audit services provided by PwC in 2023 were pre-approved under this policy.

Vote Required

The ratification of the selection of PwC as our independent registered public accountants for the fiscal year ending June 30, 2024, will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

36	| KENNAMETAL INC. 2023 Proxy Statement

Executive Compensation:

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation programs as they apply to our President and Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated executive officers in Fiscal 2023, as listed below (collectively our “named executive officers” or our “NEOs”):

•	Christopher Rossi: President and Chief Executive Officer (“CEO”)

•	Patrick Watson: Vice President and Chief Financial Officer (“CFO”)

•	Franklin Cardenas: Vice President and President, Infrastructure Segment

•	Sanjay Chowbey: Vice President and President, Metal Cutting Segment

•	Michelle R. Keating: Vice President, Secretary and General Counsel (“General Counsel”)

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2023 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2023 and its effect on compensation paid to our NEOs in that year, as well as recent changes we have made to our executive compensation program.

Fiscal 2023 Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2023 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Sales of $2.1 billion for Fiscal 2023, compared with sales of $2.0 billion for Fiscal 2022.

•	Net income attributable to Kennametal for Fiscal 2023 was $118.5 million, compared to $144.6 million in Fiscal 2022.

•

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) for Fiscal 2023 was $316 million, or 15.2% EBITDA margin. Adjusted EBITDA for Fiscal 2023 was $323 million, or 15.5% Adjusted EBITDA margin. EBITDA for Fiscal 2022 was $358 million, or 17.8% EBITDA margin. Adjusted EBITDA for Fiscal 2022 was $364 million, or 18.1% Adjusted EBITDA margin.

•	Return on Invested Capital (“ROIC”) for Fiscal 2023 was 7.5% compared with 8.6% in Fiscal 2022. Adjusted ROIC for Fiscal 2023 was 7.8% compared with Adjusted ROIC of 8.9% in Fiscal 2022.

•

Primary Working Capital was $662 million as of June 30, 2023, compared to $638 million as of June 30, 2022. Primary Working Capital as a Percent of Sales (“PWCPS”) was 32.4% as of June 30, 2023, compared to 31.2% as of June 30, 2022.

KENNAMETAL INC. 2023 Proxy Statement	| 37

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Changes to Executive Compensation Arrangements in Fiscal 2023

At its June 2022 meeting, the Compensation and Human Capital Committee (the “Committee”) modified the NEO’s Annual Incentive Plan (“AIP”) metrics for Fiscal 2023 by reducing the individual component weighting from 30% to 20% and adding an environmental, social, and governance (“ESG”) component with a weighting of 10%. The ESG component is equally weighted between diversity and inclusion (“D&I”) and safety. More information on the ESG component is contained in the AIP section “2023 Executive Compensation Program.” No changes were made to the long-term incentive program (“LTIP”) for Fiscal 2023, reflecting a continuation of our practice to grant 60% of the target value of each executive’s long-term incentive opportunity as PSUs and 40% as RSUs.

Executive Compensation Highlights for Fiscal 2023

The following are the highlights of our 2023 executive compensation program:

•

The Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment for the CEO position conducted by the Committee’s independent consultant.

•	Compensation is paid in a mix of base salary, annual cash-based incentives under our AIP, and equity-based long-term incentive awards.

•	Compensation is significantly tied to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

The Committee has adopted certain design methodologies in our incentive arrangements to help mitigate the impact of cyclicality, commodity exposure and other factors which can impact performance goals established by the Committee and actual payouts received by executives. These methodologies include:

•

Annual cash-based incentive plan: “first half” and “second half” goal setting which provides the Committee with better insights into economic conditions which can impact our business either positively or negatively in rapid order.

•

PSU plan: ROIC performance goals established annually for each fiscal year. No awards are paid until following the full three-year performance period. The Committee adopted this methodology to alleviate instances where rapidly changing economic conditions render performance goals unachievable early in the three-year performance period which can result in retention risks and even the need for separate retention awards. Adjusted ROIC performance goals and related payouts for Fiscal 2023 were approved by the Committee in July 2022. ROIC performance goals for Fiscal 2024 and Fiscal 2025 will be determined near the beginning of each of the subsequent fiscal years. The Committee approved the Average Adjusted EBITDA Margin goal and related payouts at its July 2022 meeting for the full three-year performance period.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Payments earned under the Fiscal 2023 AIP were based on four performance metrics: Adjusted EBITDA, PWCPS, ESG, and individual performance. Adjusted EBITDA and PWCPS both had two six-month performance periods, while ESG and individual performance were measured over the full fiscal year. No earned award is paid prior to the end of the fiscal year.

38	| KENNAMETAL INC. 2023 Proxy Statement

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•

Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2023, 60% of the target value of each executive’s long-term incentive opportunity was granted as PSUs and 40% was granted as RSUs, all of which are settled in stock. RSUs continue to vest at the rate of one-third per year on each grant date anniversary over three years.

•

Vesting of Fiscal 2023 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (66.66% weight) and Average Adjusted EBITDA Margin (33.34% weight). PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date to receive the payout, which is three years after the grant date. For Fiscal 2023, only one-third of the Adjusted ROIC component of the FY2023-2025 PSU award will be reported in the subsequent tables following the Compensation and Human Capital Committee Report, as financial targets for remaining tranches will be set at or near the beginning of each subsequent fiscal year. Accordingly, only the Fiscal 2023 tranche for Adjusted ROIC performance is included as part of the grant under applicable disclosure rules in the tables below. The remaining tranches will be reported as separate grants when the applicable PSU targets are established.

Our Fiscal 2023 financial and ESG performance had the following effects on the performance-based awards held by our NEOs:

Fiscal 2023 AIP

•

For Fiscal 2023 full year, including “first half” and “second half” performance, the Fiscal Year total payout for 12 months is 98.2% of target payout based on performance against our financial and ESG metrics, excluding the impact of achievement of the individual performance component for each executive, but reflecting the Committee’s negative discretion concerning the safety portion of ESG component. No payments were made at the end of the first six-month period.

Performance Stock Units

•

The first of three tranches of the 2023 PSUs, achieved Adjusted ROIC performance, at a 125% multiple of target PSUs awarded. Average Adjusted EBITDA Margin is yet to be calculated for the three-year period ending June 30, 2025.

•

The second of three tranches of the 2022 PSUs, achieved Adjusted ROIC performance, at a 125% multiple of target PSUs awarded. The tranche tied to Average Adjusted EBITDA Margin is yet to be calculated for the three-year period ending June 30, 2024.

•

The third of three tranches of the 2021 PSUs, as measured by Adjusted ROIC performance, was achieved at a 125% multiple of target. The cumulative total payout multiple was 105.5% for the combined three years of ROIC performance (fiscal years 2021, 2022, and 2023) and includes the application of the Relative TSR multiplier for fiscal years 2021 through 2023.

Results of 2022 Shareowner Vote on NEO Compensation

Our shareowners overwhelmingly approved the compensation paid to our NEOs in Fiscal 2022, with approximately 99% of votes cast in favor of the advisory vote on executive compensation presented at our Annual Meeting held on October 25, 2022.

The Committee believes that this high level of support of the compensation paid in Fiscal 2022 illustrates our shareowners’ support of our pay-for-performance philosophy, which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, in determining the

KENNAMETAL INC. 2023 Proxy Statement	| 39

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

structure of the compensation of our NEOs for Fiscal 2023, the Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is based on the following principles, which we believe form the foundation of an effective and responsible compensation program:

•

Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual through the AIP performance component and long-term through the grant values of the LTIP awards).

•

Align the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability. As executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be variable and linked directly to Company performance and stock price.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•

Offer Competitive Compensation. We believe that highly-qualified and skilled executives can provide differentiation and a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that we compete with for talent.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Maintain executive compensation at a competitive level to attract, incentivize and retain high-performing talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives that align with our business strategy and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners; and

•	Share the financial benefits of strong Company performance.

Relationship Between Pay and Performance

In January 2023, the Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2020 through Fiscal 2022 (the “Reviewed Period”) for which period both compensation and performance data were readily available for our peers. The analysis, which was prepared by the Committee’s independent consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance, relative to our peer group, to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned. The Committee believes this analysis helps to support our pay-for-performance philosophy.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period; (ii) actual bonus earned and paid during the Reviewed Period; (iii) the aggregate current value of restricted stock/restricted unit grants

40	| KENNAMETAL INC. 2023 Proxy Statement

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

made during the Reviewed Period; (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period; (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period; and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation for our CEO was calculated in the same manner as for the CEOs of our peer group companies. The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 30, 2023. The Company believes that realizable compensation is a relevant measure for analyzing the pay-for-performance alignment, which may be more meaningful than grant date or target compensation. Realizable compensation focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short-term and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period. The required grant date and target compensation amounts are reported in the Executive Compensation Tables of this Proxy Statement.

The financial performance of the Company and the peer companies was evaluated over the Reviewed Period using the following four performance measures: (i) EBIT margin; (ii) EBIT growth; (iii) ROIC; and (iv) TSR. These measures were selected because some are, or have been, used in the Company’s short-term and/or long-term incentive plans and are considered by proxy advisors and our compensation consultant to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked below the median (18th percentile) of the peer group and our composite performance (average ranking of all performance metrics) ranked below the median (20th percentile) of the peer group, resulting in a sufficiently strong composite net correlation. The Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant date value comparisons, to observe such things as:

•	Whether the targeted pay levels relative to our peers is appropriate;

•	Whether the mix of fixed versus variable incentive compensation is appropriate;

•	Whether performance goals have been set at appropriately challenging and achievable levels over the Reviewed Period; and

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage.

KENNAMETAL INC. 2023 Proxy Statement	| 41

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Based on this analysis, the Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company during the Reviewed Period. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period. The Committee expects to continue to review and present the alignment of compensation with the Company’s financial performance, including as may be required to comply with regulations issued by the Securities and Exchange Commission, which are currently in proposed form.

42	| KENNAMETAL INC. 2023 Proxy Statement

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of some or all of the four basic components described in the table below which also provides an explanation of why we provide the particular compensation component, how we determine the amount for tenured executives in their current roles and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount for Tenured Executives	What it is Intended to Reward

Base Salary	• Consistent with competitive practice	• Salaries at approximately the median of manufacturing companies	• Individual performance and level of experience, expertise, and responsibility within the Company

Annual Incentive Plan (AIP)	• To link pay and company performance over the fiscal year • To drive the achievement of annual business objectives • Consistent with competitive practice

•  Awards are performance-based and calculated as a percentage of base salary:

—    Target award opportunities are determined on an individual basis for similar positions in peer group manufacturing and general industrial companies

• Annual Company financial performance, Company ESG performance, and individual performance

Long-Term Incentives (includes restricted stock units and performance stock units)

•  To link pay and company performance over multiple fiscal years

•  To drive the achievement of critical long-term business objectives

•  To align management’s interests with those of our shareowners

•  To foster the long-term retention of key executives

•  Consistent with competitive practice

•  Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid to similar positions among peer group, manufacturing and general industrial companies

•  For Fiscal 2023, the total long-term incentive opportunity was allocated between PSUs (60%) and RSUs (40%)

•  PSU awards are performance based:

—    Target award opportunities are determined on an individual basis based on data for similar positions in peer group manufacturing and general industry companies

•  Long-term Company performance and individual performance

•  PSUs—increased return on capital, improved profit margins and shareowner value and overall Company performance over the long-term

•  RSUs—increased shareowner value and long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Market practice and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company

We have designed our executive compensation program to target total direct compensation for each of our tenured executives in their current roles near the median level for executives in similar positions within our industry and peer group with the opportunity to earn actual compensation above or below median compensation depending on Company and individual performance. We believe that the design of the compensation program allows for actual compensation earned under our incentive plans to be above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from targeting the median if, in the judgment of management and/or the Committee, the value of an executive’s experience, performance and specific skill set warrants such

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

a deviation. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of benchmark market pricing. Each executive’s compensation is competitively benchmarked against executives in comparable positions in similar revenue-sized manufacturing and general industrial companies and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures, and external or market factors (i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•

Individual Performance. All of our executives are evaluated against an annual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company. These objectives, which include both quantitative and qualitative goals, are reviewed and assessed periodically by the executive with the CEO and by the CEO with the Board. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Committee for review.

•

Company Performance. The primary objective of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as the growth in our stock price).

•

Market Intelligence. Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this is appropriate because the executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. In general, the higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and stock

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price. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation may be related to length of tenure in the position or initial compensation package provided upon hiring.

The following chart summarizes the breakout of fixed annualized salary versus target variable compensation and target variable short-term versus target variable long-term compensation for our NEOs at the end of Fiscal 2023.

	Fixed vs. Target Variable Breakout		Target Variable Breakout
Title	% of Annual Target Total Direct Compensation Fixed	% of Annual Target Total Direct Compensation Variable	% Short- Term Compensation	% Long- Term Compensation

President and CEO	15%	85%	20%	80%

Vice President and Chief Financial Officer	38%	62%	37%	63%

Vice President and President, Infrastructure Segment	28%	72%	29%	71%

Vice President and President, Metal Cutting Segment	28%	72%	29%	71%

Vice President, Secretary and General Counsel	35%	65%	30%	70%

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry or general manufacturing to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, AIP (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry.

Benchmark data is part of the external information we consider when designing and executing our compensation programs.

The Committee’s independent compensation consultant assists the Committee in its benchmarking efforts, by collecting compensation data for our peer group companies from the most recently available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industrial companies included in the Willis Towers Watson Executive Compensation Database. In consultation with management, the consultant provides the Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year we evaluate the target total cash compensation and target total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. The Committee considers this information, along with data provided by the consultant, the Company and individual performance factors, when it sets compensation levels.

Pay Governance annually reviews our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. The companies in our current peer group are included based on their alignment with the following selection criteria: comparable annual revenue, market capitalization, operational scope and organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect, size and complexity have on compensation levels and designs.

In Fiscal 2023, based on a comprehensive review and evaluation by Pay Governance, our peer group was updated for more appropriate comparisons in performance and compensation. A prior peer company (Colfax Corporation) split its industrial and medical devices business into two publicly-traded companies, and the stand-alone industrial business, ESAB Corporation, replaces Colfax Corporation. Additionally, in order to improve Kennametal’s relative positioning closer to the peer group medians for both revenue and market capitalization, Alamo Group, Carpenter Technologies and Franklin Electric were added to the peer group. As a result, effective February 2023, the following 20 companies comprised our peer group for compensation purposes:

• Alamo Group	• Graco Inc.
• Altra Industrial Motion Corp.	• ITT Inc.
• Barnes Group Inc.	• Lincoln Electric Holdings, Inc.
• Carpenter Technologies	• Nordson Corporation
• Crane Co.	• Simpson Manufacturing Co., Inc.
• Curtiss-Wright Corporation	• SPX Corporation
• EnPro Industries, Inc.	• The Timken Company
• ESAB Corporation	• Watts Water Technologies, Inc.
• Flowserve Corporation	• Woodward, Inc.
• Franklin Electric	• Zurn Water Solutions Corporation

Note:	The peer group used for calculating the Relative TSR portion of the PSU awards for grants made prior to fiscal 2022 is the S&P 400 Capital Goods Index companies approved at the time of the grant.

How Compensation Decisions Are Made

Role of the Compensation and Human Capital Committee and CEO in Determining Executive Compensation

The Committee designs and implements our executive compensation program, evaluates executive performance, including that of the CEO, and oversees, along with the full Board of Directors, the development of executive succession plans.

The Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Committee that ultimately sets and approves compensation for our CEO and all other executive officers.

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The Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from January to July. Final compensation decisions are made in July for the current fiscal year. The Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Committee evaluates each executive’s current compensation and solicits input from management on the executive’s potential, performance for the year, leadership skills, and contribution to the Company’s performance. The Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation. The Committee meets with the CEO each year (near the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan. The CEO periodically reports on his progress with respect to his performance goals at Committee meetings throughout the year. At the end of the fiscal year, the Committee evaluates, in consultation with the independent Chairman of the Board and the rest of the non-management directors and the Board, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year. Pursuant to this review, the Committee determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking into account the overall objectives of our compensation program. The Committee also considers the compensation being paid to other CEOs at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation. Each fiscal year, each of our non-CEO executives develops an individual performance plan for the fiscal year, with goals that align with the CEO’s objectives, and include individual and Company objectives. These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals periodically throughout the year. At the end of the year, the CEO and the Committee together assess the performance of the executives. Based upon these evaluations and recommendations from the CEO, the Committee determines the executives’ compensation. The executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

Role of the Compensation Consultant

Pay Governance has been engaged by and serves as the Committee’s independent compensation consultant and provides no other services to the Company, outside of advising on compensation matters. The Committee annually reviews its retention of Pay Governance as its compensation consultant, as well as its performance in advising the Committee.

Pay Governance provides the Committee with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners and also keeps the Committee informed as to compensation trends and regulatory developments affecting public companies in general and the manufacturing industry in particular. The Committee solicits advice and counsel from its consultant on all matters related to executive compensation design and delivery. Specifically, the compensation consultant is requested to provide, and delivers, the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO);

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•	Equity dilution, value sharing, and performance assessment analyses relative to peers;

•	Compensation program analysis, redesign considerations, and recommendations;

•	Diagnostic assessments regarding the rigor of performance goals;

•	Tax, accounting, regulatory, and other compensation-related education;

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires;

•	Competitive analysis of pay for other senior leaders;

•	Review of compensation plan payouts for the CEO and executive officers;

•	Assessment of risk regarding compensation policies and practices;

•	Assessment of pay-for-performance alignment; and

•	CD&A review and recommendations.

Pay Governance attends each of the Committee meetings and attends executive sessions at the request of the Committee. The compensation consultant also collaborates with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by the consultants are ultimately at the direction of the Committee.

The Committee reviews the fees and performance of Pay Governance each year and provides feedback to the consultant as necessary and provides a full report of its review to the Board. The Committee has the authority to terminate the relationship with Pay Governance at any point in time.

Each year, the Committee reviews and determines the independence of its compensation consultant. When gauging the independence of an adviser, the Committee considers the following six factors, as required by the New York Stock Exchange and SEC rules and regulations:

•	If the adviser’s firm provides other services to the Company;

•	The amount of fees received from the Company as a percentage of the total revenue of the adviser’s firm;

•	Policies and procedures of the adviser’s firm designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, counsel or other adviser with members of the compensation committee;

•	Company stock owned by the adviser; and

•	Any business or personal relationship between the adviser or the adviser’s firm and an executive officer of the Company.

Based on the Committee’s review of the factors above, it determined that its adviser, Pay Governance, is independent and free of conflicts of interest.

2023 Executive Compensation Program

Base Salary

Base salary provides a competitive level of fixed income for our executives. We target base salary levels for each tenured executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills

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and training, accomplishment of the goals set forth in such person’s annual individual performance plan and, for newer executives, prior experience. Subjective factors include the Committee’s assessment of the executive’s potential and individual contributions. The Committee evaluates the CEO with input from the independent Chairman of the Board and the other non-management Board members, as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Committee for changes to base salary (other than his own) during the annual compensation setting process. The Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2023, the Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

In July 2022, the Committee approved increases to the base salaries of Messrs. Rossi, Chowbey, Cardenas, and Ms. Keating in the amounts of 4.6%, 4.5%, 4.5% and 6.5%, respectively. Mr. Watson’s base salary was established upon his promotion from Vice President Finance and Corporate Controller to Vice President and CFO, which occurred in late Fiscal 2022 and was not increased in Fiscal 2023.

AIP

Overview. The AIP is a formula-based, pay-for-performance annual cash incentive plan. The AIP is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the AIP is to motivate participants to help the Company to achieve pre-established shorter-term financial and strategic goals, which are designed to create sustainable long-term shareowner value, and to reward participants to the extent the Company achieves those goals. All of our executives, our senior management team members, and other team members participate in the AIP.

AIP Target Amounts. AIP target amounts are established for tenured executives based on a combination of individual factors and market-competitive data for similar jobs at other companies and are established as a percentage of base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the AIP. Each year, the Committee sets AIP target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target AIP) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

AIP Performance Goals. We link AIP opportunities directly with Company performance to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company and which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the goals for overall Company performance based upon management’s financial and strategic plans.

Once the Board has approved the overall performance goals for the Company, the Committee reviews and approves the AIP design and individual performance goals for the CEO, which may be based on one or more of the Company’s overall corporate performance goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Committee assigns the CEO both quantitative and qualitative performance goals based on current and forecasted industry conditions and that can significantly affect the growth or improvement of the Company or a business segment. For each of the other executives, the CEO sets individual performance goals considered to be achievable, but which require personal performance and stewardship above the plan levels for the coming year in order to receive above-target payouts. These individual goals may vary by executive.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Individual Performance. At its meeting following each fiscal year-end, the CEO reviews with the Committee each executive officer’s achievement of his/her performance goals for the previous year, and the Committee approves any corresponding amounts to be paid under the AIP. Regarding AIP determinations, the Committee considers the individual performance of the executive and the recommendations of the CEO (for all executives other than himself). The Committee has the discretion to adjust an executive’s calculated AIP award based on its assessment of the individual’s performance.

2023 AIP. The 2023 AIP design for NEOs was modified from the 2022 AIP design by reducing the individual component weighting from 30% to 20% and adding an ESG component with a weighting of 10%, split evenly between annual D&I and safety goals. Adjusted EBITDA and PWCPS remained at weightings of 50% and 20%, respectively. The Committee and management believe the use of adjusted EBITDA and PWCPS will help to focus team members on the successful execution of the simplification/modernization of manufacturing efforts at the Company. Adjusted EBITDA and PWCPS performance goals were set by the Committee for the two six-month increment periods of July 1, 2022 through December 31, 2022 and January 1, 2023 through June 30, 2023. The rationale for establishing financial performance goals on a half-year basis was to better align the goal setting process to the cyclicality and volatility of Company’s industry and its rapid impact on the Company’s operational and financial results. The Committee was concerned that establishing full-year financial performance goals could result in a plan that was either too challenging or not challenging enough given the timing of our fiscal year in relation to a number of factors including economic volatility, Eastern European conflict, China’s reopening following the global pandemic, inflation and supply chain issues, and the potential for an economic recession. The CEO’s individual performance goals were set and approved by the Committee and applied to the entire fiscal year.

ESG annual goals were established as part of the Fiscal 2023 AIP, split evenly between D&I and safety goals. Three D&I goals and one safety goal were established. D&I focused on: (i) improvement in the number of women in leadership roles globally, (ii) improvement in the voluntary turnover rate for professional women globally and (iii) global D&I survey results. The safety goal focused on fatal and serious incidents (“FSI”) risks identified (along with mitigation action plans in place within 24 hours to address the identified risks) across 38 manufacturing locations. Payout calculations for the ESG component is calculated based upon the number of the goals achieved as shown in the tables below.

Number of D&I Goals Achieved (improvement in metrics and survey results, weighted at 5%)	Payout	% AIP Target

0 of 3	No payout	0%

1 of 3	Threshold (50%)	2.5%

2 of 3	Target (100%)	5%

3 of 3	Maximum (200%)	10%

Safety Goal Achievement (identification of risk and placement of mitigation action plans, weighted at 5%)	Payout	% of AIP Payout

Below goal	No payout	0%

At goal	Target (100%)	5%

Above goal	Maximum (200%)	10%

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2023 Target AIP Amounts. For 2023, the weightings described above applied to the Committee approved target AIP amounts as a percentage of base salary for our NEOs at the following levels:

Name	Target Annual Incentive Amount as a Percentage of Base Salary(1)

Christopher Rossi	120%

Patrick Watson	60%

Franklin Cardenas	75%

Sanjay Chowbey	75%

Michelle Keating	55%

(1)	All NEO target bonus amounts are weighted 80% on the Company’s Corporate Performance goals (including financial performance goals and ESG performance goals) and 20% on individual strategic objectives.

The following tables present the possible payouts under the AIP at different levels of performance relative to the target performance goals established for the year:

2023 Corporate Financial Performance Metrics.

	Performance Range as a Percentage of Target
Metric	Below Threshold	Threshold	Target	Maximum

Adjusted EBITDA	Less than 75%	75%	100%	125%

PWCPS	More than 110%	110%	100%	90%

Payout Range	0%	50%	100%	200%

With respect to each of the corporate financial performance metrics, no AIP is awarded if actual performance is below the threshold for the performance goal and no payout is made in excess of 200% of the AIP target amount, regardless of the performance achieved. Under the terms of the AIP, the Committee makes the same adjustments that are made for non-recurring or unusual items in our financial results as reported to our shareowners in determining whether performance goals have been met.

2023 Corporate Financial Performance Goals. At the July 2022 meeting, the Board approved the following Corporate Financial Performance Goals for the Company for the July 1, 2022 through December 31, 2022 performance period: EBITDA of $150 million and PWCPS of 32.1%, which reflected the Company’s business plan for the first half of Fiscal 2023. At its January 2023 meeting, the Board established the following Corporate Financial Performance Goals for the Company for the January 1, 2023 through June 30, 2023 performance period: EBITDA of $192 million and PWCPS of 32.2%. At the time it set these respective goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. These Corporate Financial Performance Goals were then adopted by the Committee as the target Corporate Financial Performance Goals under the Fiscal 2023 AIP.

2023 Corporate ESG Performance Goals. At the July 2022 meeting, the Board approved Corporate ESG Performance Goals with the following desired outcomes for the Company for the July 1, 2022 through June 30, 2023, performance period, reflecting an improvement in D&I metrics and identification of FSI risks: (i) the number of women in leadership roles globally to be ≥ 18.7%, (ii) the voluntary turnover for all professional women globally to be ≤ 9.4%, (iii) belonging score for women globally to be ≥ 68, and (iv) average 1.0 per month FSI risk identified across 38 global manufacturing locations. The Committee also retains the discretion to reduce payments for safety risks and occurrences, and ESG issues even if the performance goals are achieved.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

2023 Individual Strategic Performance Goals for Mr. Rossi (President and CEO).

Mr. Rossi’s individual strategic performance was based upon his achievement of the following strategic and operational goals and initiatives set by the Committee in July 2022 (weighted at 20% of target bonus opportunity): (i) environmental, health and safety; (ii) talent and culture; (iii) commercial excellence; (iv) operational excellence; and (v) technology and innovation.

In defining the above individual strategic performance goals, the Committee considered them to be strategically important to the Company and its business plan, and sufficiently challenging, but achievable with strong leadership, concentrated effort and focus by Mr. Rossi. The Committee undertook a systematic evaluation of Mr. Rossi’s performance relative to the above defined individual strategic performance goals in determining his AIP award for Fiscal 2023. Based upon that systematic evaluation, the Committee approved Mr. Rossi’s AIP payout for Fiscal 2023, as described in the “2023 Financial Performance” section below.

2023 Individual Performance Goals for other NEOs.

The 2023 individual strategic performance goals established for Messrs. Watson, Cardenas, Chowbey and Ms. Keating also were weighted at 20%. In July 2022, the following categories of strategic and operational goals and initiatives were considered by Mr. Rossi to set specific individual goals for Messrs. Watson, Cardenas, Chowbey and Ms. Keating: (i) environmental, health and safety; (ii) talent and culture; (iii) commercial excellence; (iv) operational excellence; and (v) technology and innovation. The Committee approved Fiscal 2023 AIP payment for Messrs. Watson, Cardenas, Chowbey and Ms. Keating, as set forth below.

2023 Financial Performance.

The following tables show the financial performance achieved (as a percentage of target) and the amount of 2023 AIP awards paid to each of our NEOs.

First Half FY 2023 AIP Financial Performance Measures Achievements
	Weighting	Threshold		Target		Maximum		Actual
Financial Performance Measures	%	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target(1)	Payout % of Target

Adjusted EBITDA (millions)	25%	$113	75%	$150	100%	$188	125%	$154.443	103.0%	111.7%

PWCPS	10%	35.3%	110%	32.1%	100%	28.9%	90%	32.3%	100.6%	96.9%

Second Half FY 2023 AIP Financial Performance Measures Achievements
	Weighting	Threshold		Target		Maximum		Actual
Financial Performance Measures	%	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target(1)	Payout % of Target

Adjusted EBITDA (millions)	25%	$144	75%	$192	100%	$240	125%	$177,695	92.5%	85.1%

PWCPS	10%	35.4%	110%	32.2%	100%	29.0%	90%	32.4%	100.6%	96.9%

(1)	For the PWCPS performance measure, actual achievement that is lower than the pre-established target is favorable and results in a higher payout above target for participants.

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2023 ESG Performance (10% weighting), measuring improvement in D&I metrics and risk identification in safety metric:

Metrics	Goals	Actual Achievement

The number of women in leadership roles globally	≥ 18.7%	21.3%

Voluntary turnover rate for all professional women globally	≤ 9.4%	7.20%

Belonging score for women globally	≥ 68	69

Average FSI risk identified across 38 manufacturing locations	1.0 per month	1.75

Actual achievement of three D&I goals and the safety goal resulted in 200% of target payout. However, due to a fatality of a contractor at one of our manufacturing locations, the Committee exercised negative discretion and reduced the payout on the safety metric to 0%. Therefore, the total payout for the ESG component is 100%, relating solely to achievement of D&I goals.

Based on the actual performance in the tables above for the financial and ESG metrics, including the Committee’s application of negative discretion with respect to the safety metric, the fiscal year total payout for twelve months is 98.2% of target, assuming the NEO has achieved 100% of the individual performance component (weighted at 20%).

		Actual FY 2023 AIP Earned
	FY 2023 AIP Opportunities as a % of Base Salary	Corporate Financial and ESG Component (1)	Individual Component	Total	Total as a % of Base Salary
Name and Principal Position	Target	$	$	$	%

Christopher Rossi, President and CEO	120%	962,064	195,840	1,157,904	114%

Patrick Watson, Vice President and CFO (1)	60%	188,640	43,680	232,320	58%

Franklin Cardenas, Vice President and President, Infrastructure Business Segment	75%	263,660	61,051	324,711	73%

Sanjay Chowbey, Vice President and President, Metal Cutting Business Segment	75%	289,533	67,042	356,575	73%

Michelle Keating, Vice President, Secretary and General Counsel	55%	179,908	45,778	225,686	54%

(1)	Reflects the Committee’s application of negative discretion to the safety goal.

Long-Term Incentives

Overview. Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes RSU awards and PSU awards. We provide more information about each of these components below.

The Committee approves all equity-based and other long-term incentive awards for our executives. All the NEOs’ outstanding long-term incentive awards have been granted under shareowner approved plans, which provide for the granting of non-statutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts. Each year the Committee grants equity-based awards for each of our executives based on the executive’s performance and career potential (individual factors). The Committee also considers the long-term compensation paid by our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). The Committee sets target LTI program opportunities for our executives for the relevant three-year cycle at its meeting following each fiscal year-end.

Fiscal 2023 LTI Decisions.

The following table shows the target long-term incentive value granted to each of our NEOs under our broad-based annual LTI program for Fiscal 2023.

Name	Target Long-term Incentive Grant as a % of Salary	Target Long-term Incentive Grant Value for Fiscal 2023(1)

Christopher Rossi	468%	$4,774,404

Patrick Watson	103%	$ 412,595

Franklin Cardenas	185%	$ 827,426

Sanjay Chowbey	180%	$ 884,066

Michelle Keating	127%	$ 530,102

(1)

These values include the target value of all PSUs awarded in August 2022, which differs from the PSU values required under applicable disclosure rules in subsequent tables following the Committee Report.

Timing of Equity Grants. The Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•

Annual Grants. We generally make LTI grants to our NEOs and other senior management on an annual basis. As part of its standing agenda, the Committee approves annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The Committee has continued to refine its process for determining the date for the annual grant of equity awards, with the intent of insulating the choice of date from any market influences that might affect the decision at a given time. Accordingly, for Fiscal 2024, the Committee determined in advance that grants would be awarded on August 15, 2023, using the fair market value at the close of trading on August 15, 2023.

•

Special or One-Time Grants. The Committee retains the discretion to make additional awards to executives at other times relating to the initial hiring of a new officer, for recognition or retention purposes or otherwise.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

RSU Awards. Since 2010, we have granted restricted stock unit (“RSU”) awards as part of our LTI program. We grant RSU awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. We typically grant RSU awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. RSU awards granted under our annual broad-based LTI program generally vest at the rate of one-third per year over three years. We believe our use of RSU awards helps to promote our retention efforts in that any unvested portion of a RSU award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date, unless for specific qualified reasons outlined in the award agreements.

The number of RSUs awarded to each NEO in Fiscal 2023 was determined by dividing 40% of the total LTI opportunity grant value by the closing price of our stock on the grant date.

PSU Awards. PSU awards are both performance-based and service-based, which can only be earned if the Company achieves certain threshold performance criteria established by the Committee and requires the executive to be employed by the Company through the vesting date anniversary following the close of the performance period. Performance metrics for PSUs granted in fiscal years 2021 and 2022, and 2023 are shown below.

Fiscal Year	Metrics	Weighting	Performance Period	Goals Established

Fiscal 2021 “2021 PSUs”	Adjusted ROIC	100%	3 one-year periods	July of each fiscal year for each one-year period
	Relative TSR	80% to 125% modifier	Three-year period	July 2020

Fiscal 2022 “2022 PSUs”	Adjusted ROIC	66.66%	3 one-year periods	July of each fiscal year for each one-year period
	Average Adjusted EBITDA Margin	33.34%	Three-year period	July 2021

Fiscal 2023 “2023 PSUs”	Adjusted ROIC	66.66%	3 one-year periods	July of each fiscal year for each one-year period
	Average Adjusted EBITDA Margin	33.34%	Three-year period	July 2022

For the 2021 PSUs, 100% of the PSUs were weighted based on Adjusted ROIC performance with the opportunity to earn a multiple based on the cumulative three-year Relative TSR, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on the Adjusted ROIC for that year, with the Relative TSR multiple applied at the end of the three-year period. For the 2022 and 2023 PSUs, 66.66% of the PSUs were weighted based on Adjusted ROIC performance and 33.34% were weighted based on Average Adjusted EBITDA Margin, with the Average Adjusted EBITDA Margin applied at the end of the three-year performance period.

Adjusted ROIC goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. The Committee has established this approach to goal setting to address the cyclicality of our industry and to partially mitigate the risk of establishing long-term performance goals at either the peak or trough of the business cycle. In addition, the service condition encourages retention.

For Fiscal 2023 only one-third of the Fiscal 2021, Fiscal 2022, and Fiscal 2023 PSU awards tied to Adjusted ROIC will be reported in subsequent tables following the Committee Report under applicable disclosure rules, as

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

financial targets for remaining tranches will be set near the beginning of each of the subsequent fiscal years. The remaining tranches will be reported as separate grants when the applicable Adjusted ROIC goals are established by the Committee.

The number of target PSUs awarded to each NEO in Fiscal 2023 was determined by dividing 60% of the total LTI opportunity grant value by the closing price of our stock on the grant date with the opportunity to earn more or less than the target PSUs awarded as described below.

The table below presents the Adjusted ROIC and Relative TSR goals for the 2021 PSUs for Fiscal 2023 (which was the third year of the 2021 PSUs), and any fiscal year performance below threshold ROIC results in no payment for that fiscal year’s tranche.

The table below presents the Adjusted ROIC goals for the 2022 PSUs for Fiscal 2023 (which was the second year of the 2022 PSUs) and Adjusted EBITDA Margin three-year average goals. Any fiscal year performance below threshold ROIC results in no payment for that fiscal year’s tranche; any EBITDA Margin three-year average performance below threshold results in no payment for the three-year period.

The table below presents the Adjusted ROIC goals for the 2023 PSUs for Fiscal 2023 (which was the first year of the 2023 PSUs) and Adjusted EBITDA Margin three-year average goals. Any fiscal year performance below threshold ROIC results in no payment for that fiscal year’s tranche; any EBITDA Margin three-year average performance below threshold results in no payment for the three-year period.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

PSUs Earned for Fiscal 2023.

At its July 2023 meeting, the Committee certified Fiscal 2023 Adjusted ROIC performance of 7.8%. This performance resulted in the following payout multiple (subject to continued service) for outstanding PSUs as follows:

PSU Award	Tranche	FY2023 7.8% Adjusted ROIC Performance	Payout Multiple
2021 PSUs	3 of 3	Between target and maximum	125%
2022 PSUs	2 of 3	Between target and maximum	125%
2023 PSUs	1 of 3	Between target and maximum	125%

Overall, the 2021 PSUs vested as follows:

Tranche	Fiscal Year	Actual Adjusted ROIC Performance	Payout Multiple
1	2021	5.8%	160%
2	2022	8.9%	110.5%
3	2023	7.8%	125%

The relative TSR performance (FY21-FY23) of 7.3% percentile rank (with a corresponding 80% multiple of target PSUs) resulted in an overall payout multiple of 105.5% for the 2021 PSUs.

The Company did not grant any Stock Option Awards in Fiscal 2023. The Stock Option Awards granted in prior years are disclosed in the compensation tables provided below.

Special Recognition, Attraction and Retention Award

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

The Committee must approve any special awards for our executives, and in Fiscal 2023 no additional awards were granted to NEOs beyond the equity-based awards granted in August 2022 already described.

Retirement Plans

We maintain both qualified and non-qualified defined benefit and qualified defined contribution retirement plans that are designed to work together to provide retirement pay to our executives. We provide certain pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans. We maintain a qualified retirement plan for substantially all U.S. employees, including our executive officers. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all NEOs participate. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days of first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of base salary. Matching contributions made to eligible employees are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs’ accounts.

Non-Qualified Plan. We maintain two non-qualified retirement plans: the Executive Retirement Plan (“ERP”) and the Kennametal Restoration Plan. Our ERP is a legacy program that is no longer open to new participants, and it provides a formula-based benefit that is payable on a lump sum basis. The ERP benefit amounts are based upon the executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years), and the accrued benefit percentage is reduced if an executive terminates employment prior to age 62. ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. None of the NEOs participate in the ERP.

Our Kennametal Restoration Plan allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($330,000 for 2023) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contribution not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, subject, however, to later forfeiture in the event of a termination for cause or engagement in competitive activities. The NEO contributions and earnings thereon are invested in the same “notional options” available under the TPP with the exception of the self-directed investment or brokerage option, and ultimately paid out in cash, per participant elections.

The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. Please see the tabular disclosures in the 2023 Pension Benefits table below as well as the narrative discussion following that table for more information on these plans.

Perquisites Allowance

Effective August 1, 2019, we eliminated the fixed perquisite allowance for all executives, and as of December 2015, the officer life insurance benefit was frozen to new participants. None of the current NEOs participate in the officer life insurance.

In Fiscal 2022, an annual executive physical program was approved by the Committee with the following goals:

•

To provide executives a comprehensive health and wellness examination that goes beyond the standard physical exams covered by most insurance programs (i.e., a program that contains advanced lab testing, imaging and screenings coupled with specialty consultations);

•	To be competitive with other companies regarding health benefits to retain and attract executive talent; and

•	To reduce the potential for a significant business disruption by preventing illness and treating significant illness in a timely manner among the Company’s executives.

Executives are eligible to choose their own healthcare provider for their physicals, and the company will provide a sliding-scale taxable cash stipend (capped at $15,000) based on the cost of the physical for which the executive pays.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Personal benefits paid to our NEOs for 2023 (or portion of the year) are included in a supplemental table to the Summary Compensation Table as part of the footnotes to the Summary Compensation Table. Other than the personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

2024 Executive Compensation Program

The Committee made the following determinations regarding the Company’s Fiscal 2024 executive compensation program for the NEOs.

Changes to 2024 Base Salary

For Fiscal 2024, the Committee approved a 25% base salary increase for Mr. Watson, which was related to his recent promotion to CFO and in partial alignment with market data for similar roles. No other NEOS received a base salary increase for Fiscal 2024.

Changes to 2024 AIP

The individual component of the Fiscal 2024 AIP was eliminated, and the ESG component was changed to a +/- 10% modifier.

In addition to these changes, other revisions were applied to “Corporate NEOs”, consisting of our CEO, CFO, and General Counsel, and “Business Segment NEOs”, consisting of Messrs. Chowbey and Cardenas. A 20% weighting for Corporate revenue and Business Segment revenue was added to the program for Corporate NEOs and Business Segment NEOs, respectively, in addition to an increased weighting of 30% (from 20%) for Corporate PWCPS for all NEOs.

Adjusted EBITDA remained weighted at 50% for Corporate NEOs. The Business Segment NEOs profitability metric was split evenly between Corporate adjusted EBITDA and Business Segment adjusted EBIT (both at 25%). All financial goals have six-month goal setting, while the ESG modifier has D&I and safety goals for the entire fiscal year. The ESG modifier will be applied to the overall calculation of the financial metrics at the end of the fiscal year.

Regarding the target AIP as a percent of salary, Mr. Watson’s target was increased to 70% and Ms. Keating’s target was increased to 60%. No other NEOS had a change to their AIP targets.

Changes to 2024 LTI Program

No changes were made to the Fiscal 2024 long-term incentive program, reflecting our continued commitment to pay for performance.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The following table shows the target long-term incentive grant value set for each of our NEOs under our LTI program for Fiscal 2024:

Name	Long-term Incentive Grant Value for Fiscal 2024

Christopher Rossi	$4,500,000

Patrick Watson	$600,000

Franklin Cardenas	$827,431

Sanjay Chowbey	$908,628

Michelle Keating	$541,013

Stock Ownership Guidelines

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings.

The current guidelines are:

Fiscal 2023 Multiple of Base Salary

President and CEO	5X

CFO, Top Metal Cutting Segment Executive and Top Infrastructure Segment Executive	3X

All Other Executive Leadership Team Members Reporting to the President and CEO	2X

Senior Leadership Direct Reports to the Executive Leadership Team (e.g., Vice President and Managing Director)	0.5X

Shares owned outright, vested and unvested restricted stock and RSUs, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines. Unearned performance share awards are not included for stock ownership purposes.

Insider Trading Policy / Hedging and Pledging Policy

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, among other requirements, our insider trading policy defines pre-clearance procedures and trading window periods, which open 24 hours after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy includes hedging and pledging prohibitions that prohibit the hedging of Company stock by directors, executive officers and other corporate officers, as defined in the policy, and their family

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members, without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executive officers and other corporate officers and their family members, unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock. For additional details about the Company’s insider trading policy, see the subsection entitled Prohibited Transactions under the Ethics and Corporate Governance section above.

Employment Agreements

We have employment agreements with all executive officers. We have summarized the material terms of these agreements below.

General.    The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term.    There is no predetermined term. Each executive entered into the agreement upon commencing duties as an executive officer of the Company.

Compensation.    Except as noted below, the executive officer’s base salary, AIP opportunity, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A section.

Non-competition/Non-disclosure.    Unless the Company provides prior consent in writing, if an executive officer decides to voluntarily terminate his or her employment or the Company terminates the executive’s employment for cause, then for two or three years after the date of termination (depending on the executive), the executive cannot, in any geographic area in which the Company is offering its services and products: (a) directly or indirectly engage in; (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. Messrs. Watson, Cardenas and Chowbey and Ms. Keating are subject to a one-year non-competition provision if terminated by the Company without cause. Mr. Rossi is subject to a two-year non-competition provision if terminated by the Company without cause. However, in case of termination for any reason, the executive cannot disclose any of our confidential or trade secret information.

Assignment of Inventions.    Each executive officer must assign to us all inventions conceived or made during his or her employment with the Company.

Employment Termination.    The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance.    If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a change in control and not for cause (and the executive has been employed by the company for a minimum of 2 years), the executive is entitled to 12 months of severance in the form of salary continuation, except for our CEO, Mr. Rossi, who is entitled to 24 months of severance in the form of salary continuation. Our executive officers are not entitled to severance under any other termination scenario outside of a change in control context as described below.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Change in Control.    Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement for a more detailed discussion.

No partial excise tax gross-up in agreements.    Our executive officer employment agreements do not provide for any partial excise tax gross-up.

Termination Conditions and Arrangements

In a non-change in control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change in control context can be found in the “Potential Payments upon Termination or Change in Control” section.

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change in control provisions. The change in control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change in control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

The change in control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger,” rather than on the single occurrence of a change in control when the executive has not experienced a separation from service. For severance benefits to be “triggered,” a change in control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must voluntarily leave for “good reason” within 6 months prior to or 24 months following the change in control in the case of Messrs. Rossi, Watson, Cardenas and Chowbey and Ms. Keating. For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized because of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation. Pursuant to a new rule adopted by the Securities and Exchange Commission in October 2022, we expect to adopt a clawback policy in Fiscal 2024 to reflect the requirements of the new mandatory recoupment rule issued by the New York Stock Exchange when such rule has become effective.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and while these factors may affect plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. Accordingly, compensation awarded to covered employees in excess of one million dollars will generally not be deductible.

We reserve the right to design programs, structure other compensation arrangements and authorize compensation we determine to be appropriate and in the best interest of the Company and our shareowners, even where the compensation paid under such programs is not deductible. This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

Tools and Analytics

The Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Committee with its decision-making process. The Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO;

•	CEO and executive officer competitive assessments for all elements of pay;

•	Realizable pay-for-performance and value sharing assessments versus our peer group;

•	Dilution and share utilization assessments, projections and comparisons;

•	Equity expense comparisons versus our peer group;

•	Incentive design and vehicle prevalence analyses;

•	Internal goal setting and achievement analyses;

•	Compensation policy and practices risk assessment;

•	Executive retention analyses;

•	Annual and long-term incentive plan performance and progress updates;

•	Executive perquisite prevalence analyses; and

•	Other ad hoc analyses performed at the Committee’s direction.

The information above is reviewed either annually or by special request of the Committee.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this Proxy Statement. The compensation of non-employee directors in 2023 is described more fully in the “Board of Directors Compensation and Benefits” section of this Proxy Statement.

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Compensation and Human Capital Committee Report

The Compensation and Human Capital Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. Accordingly, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Compensation and Human Capital Committee:

Cindy L. Davis, Chair

Joseph Alvarado

William J. Harvey

Lorraine M. Martin

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Analysis of Risk Inherent in our Compensation Policies and Practices

During 2023, the Compensation and Human Capital Committee directed the Company’s management to work with Pay Governance to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation and Human Capital Committee has concluded that our compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation and Human Capital Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	The AIP is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•

At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable long-term performance, especially when considering our share ownership guidelines and vesting requirements; and

•

All compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

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Executive Compensation Tables

The tables and discussion below show the compensation paid to our NEOs for Fiscal 2023. Only 2022 and 2023 compensation amounts are provided for Messrs. Watson and Chowbey as neither was an NEO prior to Fiscal 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Christopher Rossi	2023	1,016,250	—	4,417,134	—	1,157,904	—	137,725	6,729,013

President and	2022	971,472	—	3,774,347	—	1,219,140	—	166,933	6,131,892

Chief Executive Officer	2021	854,941	—	3,800,016	—	1,745,945	—	46,672	6,447,574

Patrick Watson	2023	400,000	—	353,726	—	232,320	—	48,310	1,034,356

Vice President and	2022	274,377	—	181,748	—	94,789	—	25,608	576,521

Chief Financial Officer

Franklin Cardenas	2023	445,655	—	781,452	—	324,711	—	65,701	1,617,519

Vice President and	2022	425,667	—	712,811	—	329,667	—	55,197	1,523,342

President, Infrastructure Segment	2021	366,667	—	694,989	—	468,000	—	222,180	1,751,836

Sanjay Chowbey	2023	489,388	—	722,905	—	356,575	—	63,404	1,667,357

Vice President and	2022	470,000	—	1,438,208	—	356,730	—	24,806	2,289,744

President, Metal Cutting Segment

Michelle Keating	2023	414,047	—	485,493	—	225,686	—	38,042	1,163,268

Vice President	2022	388,634	—	373,088	—	217,499	—	40,202	1,019,423

Secretary and General Counsel	2021	334,767	—	504,341	—	307,316	—	17,691	1,164,115

Notes and Supplemental Tables to the Summary Compensation Table

(1)	This column includes any salary deferred by executives into the Kennametal Restoration Plan.

(2)

These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted and are calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2023 for a discussion of additional assumptions used in calculating grant date fair value. The amounts in this column include RSU and PSU awards. The values included for each fiscal year’s PSU awards reflect only the PSUs for which performance criteria were established in that fiscal year and the payout of such awards at target. If tranche one of the PSUs awarded in Fiscal 2023 tied to Fiscal 2023 Adjusted ROIC, the PSUs awarded in Fiscal 2023 tied to Fiscal 2023 through Fiscal 2025 Adjusted EBITDA Margin, tranche two of the PSUs awarded in Fiscal 2022 tied to Fiscal 2023 Adjusted ROIC, and tranche three of the PSUs awarded in Fiscal 2021 tied to Fiscal 2023 Adjusted ROIC (excluding the relative TSR multiplier) were to be paid out at the maximum amount of 200%, the value of these awards for Messrs. Rossi, Watson, Cardenas, Chowbey, and Ms. Keating would be $5,014,719, $377,377, $900,952, $738,535, and $546,882, respectively. For information with respect to the individual RSU awards and PSU awards made for Fiscal 2023, please see the 2023 Grants of Plan-Based Awards Table.

(3)	These amounts are cash payments earned by the NEOs under the AIP, which is discussed in further detail in the CD&A.

(4)

These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by the Company. The pension plan for which amounts may be

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EXECUTIVE COMPENSATION TABLES

included is the ERP, as applicable to the individual. Please refer to the discussion following the 2023 Pension Benefits Table for a more detailed description of the ERP. We do not provide preferential or above-market earnings on deferred compensation. No NEOs participate in the ERP.

(5)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits ($) (a)	Contributions to Thrift Plus Plan ($)(b)	Contributions to Restoration Plan ($)(c)	Life Insurance ($)(d)	Total ($)

Christopher Rossi	3,500	14,850	114,473	4,902	137,725

Patrick Watson	9,100	30,006	7,957	1,246	48,310

Franklin Cardenas	13,300	21,540	28,440	2,421	65,701

Sanjay Chowbey	7,700	20,732	32,295	2,678	63,404

Michelle Keating	—	18,210	18,831	1,001	38,042

(a)	This column includes payments made as part of our executive physical program.

(b)	This column includes our contributions on behalf of the NEOs under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)

This column includes our contributions on behalf of the NEOs under the Restoration Plan. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the Restoration Plan. Also refer to the Nonqualified Deferred Compensation section.

(d)	This column includes income imputed to each executive for Company-provided life insurance as part of the broad-based benefits program.

2023 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Christopher Rossi		612,000	1,224,000	2,448,000

	7/25/2022				18,338	36,675	73,350				915,775

	8/15/2022							70,032			1,909,773

	8/15/2022				29,182	58,364	116,728				1,591,586

Patrick Watson		120,000	240,000	480,000

	7/25/2022				1,024	2,048	4,096				51,139

	8/15/2022							6,052			165,038

	8/15/2022				2,522	5,044	10,088				137,550

Franklin Cardenas		167,723	335,445	670,890

	7/25/2022				3,497	6,994	13,988				174,640

	8/15/2022							12,137			330,976

	8/15/2022				5,058	10,115	20,230				275,836

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EXECUTIVE COMPENSATION TABLES

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Sanjay Chowbey		184,181	368,363	736,725

	7/25/2022				1,493	2,986	5,972				74,560

	8/15/2022							12,968			353,637

	8/15/2022				5,404	10,807	21,614				294,707

Michelle Keating		114,445	228,890	457,780

	7/25/2022				1,938	3,875	7,750				96,759

	8/15/2022							7,776			212,052

	8/15/2022				3,240	6,479	12,958				176,682

Notes and Supplemental Tables to the 2023 Grants of Plan-Based Awards Table

(1)

The PSUs granted on 7/25/2022, originally approved by the Committee on 7/27/2021, represent the second tranche of the Fiscal 2022 PSUs tied to Adjusted ROIC one-year goals established by the Board of Directors for Fiscal 2023 on 7/25/2022. The PSUs granted on 8/15/2022, as approved by the Committee on 7/25/2022, represent the first tranche of the Fiscal 2023 PSUs tied to Adjusted ROIC one-year goals for Fiscal 2023 and Adjusted EBITDA Margin three-year goals for Fiscal 2023 through Fiscal 2025, which were established by the Board of Directors on 7/25/2022.

(2)

These columns reflect the possible payouts under the AIP, which is described more fully in the “AIP” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2023 based upon the level of achievement of the performance goals underlying such awards. Actual AIP earned for 2023 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)

The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based upon the level of achievement of the performance goals underlying such awards. A description of our PSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(4)	This column reflects the number of RSUs awarded to the NEOs in August 2022. A description of our RSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(5)

The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2023 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the PSU awards were calculated at target.

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EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year End 2023

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Christopher Rossi

						8/15/2020 (a)	21,789	618,590

						8/15/2020 (b)	68,938	1,957,156	—	—

						12/1/2020	31,456	893,036

						8/15/2021 (a)	29,775	845,312

						8/15/2021 (b)	35,056	995,249	37,221	1,056,713

						8/15/2022 (a)	70,032	1,988,208

						8/15/2022 (b)	29,176	828,314	81,706	2,319,633

Totals							286,223	8,125,866	118,927	3,376,346

Patrick Watson

	8/1/2014	4,095	—	42.13	8/1/2024	8/15/2020 (a)	1,391	39,490

	8/1/2015	13,890	—	31.69	8/1/2025	8/15/2020 (b)	4,401	124,948	—	—

						8/15/2021 (a)	1,315	37,333

						8/15/2021 (b)	1,547	43,928	1,643	46,642

						8/15/2022 (a)	6,052	171,816

						8/15/2022 (b)	2,521	71,578	7,061	200,462

Totals		17,985					17,228	489,093	8,704	247,104

Franklin Cardenas

						8/15/2020 (a)	4,197	119,153

						8/15/2020 (b)	13,277	376,938	—	—

						12/1/2020	5,004	142,064

						8/15/2021 (a)	5,595	158,842

						8/15/2021 (b)	6,587	187,005	6,994	198,557

						8/15/2022 (a)	12,137	344,569

						8/15/2022 (b)	5,056	143,547	14,160	402,002

Totals							51,853	1,472,118	21,154	600,559

Sanjay Chowbey

						7/1/2021	6,543	185,756

						8/15/2021 (a)	5,974	169,602

						8/15/2021 (b)	7,032	199,652	7,467	211,996

						8/15/2022 (a)	12,968	368,162

						8/15/2022 (b)	5,403	153,377	15,129	429,512

Totals							37,920	1,076,549	22,596	641,508

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EXECUTIVE COMPENSATION TABLES

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Michelle Keating

						8/15/2020 (a)	2,456	69,726

						8/15/2020 (b)	7,771	220,613	—	—

						12/1/2020	5,719	162,362

						8/15/2021 (a)	2,838	80,571

						8/15/2021 (b)	3,340	94,832	3,548	100,714

						8/15/2022 (a)	7,776	220,761

						8/15/2022 (b)	3,239	91,948	9,072	257,554

Totals							33,139	940,812	12,620	358,268

Notes and Supplemental Table to “Outstanding Equity Awards at Fiscal Year End 2023” Table

(1)	Vesting Information:

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EXECUTIVE COMPENSATION TABLES

Grant Date	Vesting Schedule
8/15/2020

(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU Awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The Adjusted ROIC performance conditions underlying Year 3 (Fiscal 2023) of the performance period for this award were achieved and deemed earned by the Compensation and Human Capital Committee as of June 30, 2023, which was the end of the performance vesting period for these PSUs.

12/1/2020	The RSU awards granted on this date vest in full on the third anniversary of the grant date.

8/15/2021

(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU Awards granted on this date are subject to annual Adjusted ROIC performance conditions and may be earned 22.22% each year over a three-year period if the performance conditions for each year are satisfied. Additionally, 33.34% of the PSU Awards are tied to Fiscal 2022 through Fiscal 2024 Adjusted EBITDA Margin. The Adjusted ROIC performance conditions underlying Year 2 (Fiscal 2023) of the performance period for this award were achieved and deemed earned by the Compensation and Human Capital Committee as of June 30, 2023. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the three-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested” column based on achieving target performance goals.

7/1/2021

The RSU award granted on this date vests according to the following schedule:

$310,250 vested on August 1, 2022

$141,788 vested on March 1, 2023

$76,500 will vest on August 1, 2023

$161,000 will vest on August 1, 2024

8/15/2022

(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU Awards granted on this date are subject to annual Adjusted ROIC performance conditions and may be earned 22.22% each year over a three-year period if the performance conditions for each year are satisfied. Additionally, 33.34% of the PSU Awards are tied to Fiscal 2023 through Fiscal 2025 Adjusted EBITDA Margin. The Adjusted ROIC performance conditions underlying Year 1 (Fiscal 2023) of the performance period for this award were achieved and deemed earned by the Compensation and Human Capital Committee as of June 30, 2023. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the three-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested” column based on achieving target performance goals.

(2)	Market value is calculated using the closing price of our common stock on June 30, 2023 ($28.39).

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EXECUTIVE COMPENSATION TABLES

Option Exercises and Stock Vested In 2023

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)

Christopher Rossi	—	—	54,648	1,580,157

Patrick Watson	—	—	5,591	159,292

Franklin Cardenas	—	—	11,190	329,170

Sanjay Chowbey	—	—	19,446	553,771

Michelle Keating	—	—	13,888	418,702

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2023 Table

(1)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(2)

Regarding the vesting of RSU awards and PSUs, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the gross value received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)

Christopher Rossi	22,157	1,580,157

Patrick Watson	1,583	159,292

Franklin Cardenas	3,563	329,170

Sanjay Chowbey	4,998	553,771

Michelle Keating	3,954	418,702

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Executive Compensation Tables and 2023 Nonqualified Deferred Compensation

The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A.

2023 Pension Benefits

Name(1)	Plan Name(2)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Christopher Rossi	N/A	N/A	N/A	N/A

Patrick Watson	N/A	N/A	N/A	N/A

Franklin Cardenas	N/A	N/A	N/A	N/A

Sanjay Chowbey	N/A	N/A	N/A	N/A

Michelle Keating	N/A	N/A	N/A	N/A

Notes to 2023 Pension Benefits Table

(1)	Messrs. Rossi, Watson, Cardenas, Chowbey and Ms. Keating do not participate in the Company’s ERP.

(2)	Refer to the “Retirement Programs” section below for a narrative description of the material factors of the ERP.

The Company maintains the Kennametal Restoration Plan, a non-qualified retirement plan for the benefit of certain of our highly compensated executives. Under this plan, NEOs may make pre-tax contributions of up to 50% of their base compensation and up to 100% of their AIP. The plan provides for a “make-whole” Company contribution equal to the maximum matching, if any, contribution not provided to eligible employees under the TPP on compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($330,000 for 2023) applicable to the TPP. NEOs’ contributions are vested when made. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP, except participants may not select investments available under the TPP through the self-directed investment or brokerage option, and are ultimately paid out in cash, in accordance with elections made by the participant.

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2023 Nonqualified Deferred Compensation and Retirement Programs

The following table provides, for each NEO, their contributions, the Company’s contributions, the aggregate earnings and withdrawals in Fiscal 2023 and the aggregate balance, each under the Kennametal Restoration Plan, as of June 30, 2023.

Name	Executive Contributions During FY ($) (1)	Registrant Contributions During FY ($) (2)	Aggregate Earnings During FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($) (4)

Christopher Rossi	156,722	114,473	16,537	154,390	540,147

Patrick Watson	29,958	7,957	1,637	—	150,792

Franklin Cardenas	329,667	28,440	12,974	—	419,083

Sanjay Chowbey	121,055	32,295	2,091	—	190,015

Michelle Keating	8,281	18,831	—	—	113,405

Notes to 2023 Nonqualified Deferred Compensation Table

(1)	Amounts reflected are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table above, as appropriate.

(2)	Amounts reflected are included in the “All Other Compensation” column of the Summary Compensation Table above.

(3)	Amounts reflected are not included as compensation for the relevant NEOs in the Summary Compensation Table above.

(4)

All contributions comprising a portion of the aggregate balance at the end of Fiscal Year 2023 were included in the compensation reported in the Summary Compensation Table and prior years’ summary compensation tables, as applicable.

Retirement Programs

Qualified Defined Contribution Plan. The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days after first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of eligible compensation. Matching contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEO’s accounts.

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2023 NONQUALIFIED DEFERRED COMPENSATION and RETIREMENT PROGRAMS

Non-Qualified Plans. Our ERP, a non-qualified retirement plan, provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

The Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($330,000 for 2023) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contributions not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, however, subject to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP (other than the brokerage option) and ultimately paid out in cash, in accordance with elections made by the participant.

76	| KENNAMETAL INC. 2023 Proxy Statement

Equity Compensation Plans

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A.

Kennametal Inc. 2020 Stock and Incentive Plan. The Kennametal Inc. Stock and Incentive Plan of 2020 (the “2020 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number of shares available for issuance under the 2020 Plan as of June 30, 2023 was 5,645,536 and was 3,616,774 following annual grants made on August 15, 2023.

Kennametal Inc. 2016 Stock and Incentive Plan. The Kennametal Inc. Stock and Incentive Plan of 2016 (the “2016 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. Shares remaining in the 2016 Plan were consumed under the 2020 Plan.

Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended January 27, 2015). The Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended by Amendment No. 1 on January 27, 2015) (the “A/R 2010 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards.

The “Prior Stock Plans” consist of the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”), and the A/R 2010 Plan, all of which were shareowner approved plans that provided for the granting of nonstatutory and incentive stock options and certain share awards. Although options and RSUs are outstanding under the Prior Stock Plans, no further awards may be made under those plans.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”), a shareowner approved plan, provided for the issuance of not more than 1,500,000 shares, of which 121,058 remain available for issuance, as of June 30, 2023 (121,058 shares remain as of August 15, 2023). The Bonus Stock Plan permitted certain persons (including management and/or senior executives of the Company or its subsidiaries) who participated in the Kennametal Inc. AIP, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person; and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. For Fiscal 2023, the above-mentioned election options under the Bonus Stock Plan were not made available to AIP participants.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares, of which remain 78,070 available for issuance as of June 30, 2023 (74,866 shares remain as of August 15, 2023). The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

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EQUITY COMPENSATION PLANS

The following table sets forth information about our equity compensation plans as of June 30, 2023.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C

Equity compensation plans approved by shareowners (3)	2,148,592	37.29	5,645,536

Equity compensation plans not approved by shareowners (4)	96,127		78,070

TOTAL	2,244,719	37.29	5,723,606

(1)

This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, RSUs granted under the 2002 Plan, 2010 Plan, A/R 2010 Plan, the 2016 Plan, and 2020 Plan, PSUs granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the RSUs and PSUs issued under the 2002 Plan, the 2010 Plan, the 2016 Plan, and the 2020 Plan, see the CD&A.

(2)

The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, RSUs issued under the 2002 Plan, 2010 Plan, A/R 2010 Plan, the 2016 Plan, and the 2020 Plan or PSUs issued under the 2002 Plan and the 2010 Plan.

(3)

This row includes information related to the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, the 2016 Plan, 2020 Plan and the Bonus Stock Plan. As noted above, no further grants may be made from the 2002, 2010 or 2016 Plans. As of June 30, 2023, the number of securities available for future issuance under the 2020 Plan, other than upon the exercise of options, warrants or rights was 5,524,478 of which 4,207,599 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 121,058. As of June 30, 2023, the number of shares available for future issuance under the 2020 Plan was 5,645,536.

(4)	This row includes information related to the Directors Stock Incentive Plan. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

78	| KENNAMETAL INC. 2023 Proxy Statement

Potential Payments Upon Termination or Change in Control

In certain circumstances, our standard Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change in control. The material provisions of the Employment Agreement, which include certain restrictive covenants, are described in the CD&A. Under the Employment Agreement, the amount a NEO would receive upon termination of his or her employment depends on the reason for his or her termination and whether the termination is in connection with a change in control. Our stock and incentive plans and programs, and certain of our retirement plans also include change in control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change in control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment — Definitions

The terms set forth below generally have the following meanings under the Employment Agreement and as used in this section:

“Change in Control” — means a change in control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change in Control include:

•	A merger with any other corporation or entity other than one in which the Company owns all of the outstanding equity interests;

•	A sale of all or substantially all of the Company’s assets; and

•

The acquisition of 25% or more of the outstanding shares of the Company or the voting power of the outstanding voting securities of the Company together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties; (b) has not made his services available to the Company on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change in Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change in Control; (b) a material reduction in base salary as in effect immediately prior to any Change in Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

KENNAMETAL INC. 2023 Proxy Statement	| 79

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Termination of Employment — Outside of a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a Change in Control and not for Cause, the executive is entitled to cash severance equal to 12 months of base salary as of the date of termination, payable as a lump sum, except for Mr. Rossi, who is entitled to cash severance equal to 24 months of base salary as of the date of termination, payable as a lump sum. Our executive officers are not entitled to severance under any other termination scenario outside of a Change in Control context.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based long-term incentive awards (LTI) and, in the past, have provided cash-based long-term incentive awards (Cash LTIP) for executives. (Please see the discussion in the CD&A for further details of these programs.) LTI awards are granted under the 2016 Plan and 2020 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding and were granted under the 2010 Plan and the A/R 2010 Plan, before the 2016 Plan and 2020 Plan were adopted.

The 2010 Plan, A/R 2010 Plan, the 2016 Plan, and the 2020 Plan do not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

Death and Disability:

•

Stock Option Awards — All options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term.

•	Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated.

•

PSU Awards — In the event an awardee’s employment is terminated during the performance period because of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

Retirement:

•	Stock Option Awards

•

2010 Plan, A/R 2010 Plan, 2016 Plan, and 2020 Plan — All options become fully vested and exercisable in full as of the date awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan and 2020 Plan, in which case a pro-rata proportion of the options become vested and exercisable based upon the ratio of the number of days of employment during the vesting period, with the balance forfeited. In each case, vested options are exercisable for a period following termination of the lesser of three years or the remaining original option term.

80	| KENNAMETAL INC. 2023 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

•

Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan and 2020 Plan, in which case a pro-rata portion of the unvested restricted shares and RSUs become vested based upon the ratio of the number of days of employment during the vesting period in relation to the vesting period, with the balance forfeited.

•

PSU Awards — In the event a retirement eligible awardee’s employment is terminated because of retirement during the performance period, the amount of a PSU award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the PSUs that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other PSUs granted under the award, including PSUs that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be canceled and forfeited without payment by the Company.

Non-Competition Provisions:

•

The right to exercise a stock option or vest in any restricted shares, RSUs, or PSUs is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement plans: the ERP, the Kennametal Restoration Plan, and the TPP (a 401(k) plan). A full summary of all plans is set forth in the CD&A. The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. There are no additional benefits provided to any NEO in the event of termination of employment prior to a Change in Control. The right to receive benefits under the ERP and the Restoration Plan is conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. The Compensation and Human Capital Committee reserves the right to take legal action to recover benefits that have already been paid.

Please see the tabular disclosures in the 2023 Pension Benefits table above as well as the narrative discussion following that table for more information on these plans.

Termination of Employment — In Connection with a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. For Messrs. Rossi, Watson, Cardenas and Chowbey and Ms. Keating, if employment is terminated within six months prior to a Change in Control or two years after a Change in Control, Messrs. Rossi, Watson, Cardenas and Chowbey and Ms. Keating will receive two-times his or her base salary at the rate in effect on the date of the termination and two-times his or her target bonus for the year in which the termination occurred.

KENNAMETAL INC. 2023 Proxy Statement	| 81

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Continuation of medical and welfare benefits. For a two-year period following the Date of Termination, each listed NEO, will receive the same or equivalent medical, dental, disability and group insurance benefits that he or she received at the Date of Termination.

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

Termination Provisions Under Our Equity Compensation Plans and Programs

Equity-based and other cash-based long-term incentive awards. The following provisions apply to previously granted and outstanding awards in the event of a Change in Control.

2002 Plan, 2010 Plan and A/R 2010 Plan — Unless the Board determines otherwise by resolution prior to a Change in Control, under the 2002 Plan, and in the event of a Change in Control under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, RSUs, PSUs and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. Under the 2010 Plan and A/R 2010 Plan, for completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year, while for fiscal years not completed, the performance conditions will be deemed to have been achieved at target level and the awardee will be deemed to have earned for such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In addition, under each of the three plans, all options held by an employee who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, RSUs, PSUs and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

A/R 2010 Plan, as amended, the 2016 Plan, and the 2020 Plan — For LTIP awards made after Amendment No. 1 to the A/R 2010 Plan dated January 27, 2015, and LTIP awards made under the 2016 Plan and the 2020 Plan, a “double-trigger” applies. Therefore, Cash LTIP awards made under the A/R 2010 Plan, as amended, performance share awards made under the 2016 Plan and the 2020 Plan, and restricted shares, RSU and PSU awards made under both, that are held by an employee who is terminated will not automatically vest, nor will the restrictions lapse, unless a Change in Control occurs and the employee is involuntarily terminated by us or our successor (other than for Cause or voluntary termination by the employee other than for Good Reason, or, under the amended A/R 2010 Plan, for death or Disability) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

A Change in Control will not impact any rights of any executive under the TPP or Kennametal Restoration Plan.

The present value of accumulated benefit under the ERP for the participating NEOs and the aggregate balance under the Kennametal Restoration Plan for the participating NEOs are provided in the 2023 Pension Benefits Table and the 2023 Nonqualified Deferred Compensation Table, respectively, each set forth above.

82	| KENNAMETAL INC. 2023 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and Change in Control scenario, assuming the triggering event occurred on June 30, 2023. On that date, the stock price was $23.23. The actual amounts that may be payable to any other NEO on a separation from the Company can only be determined at the time of the actual separation and may differ from the amounts set forth in the tables below based on various factors. Please also see the footnotes to the tables below for additional information.

Christopher Rossi	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$2,040,000	$—	$—	$—	$4,488,000	$—

Restricted Units (Unvested) (2)	$—	$4,345,146	$4,345,146	$—	$4,345,146	$—

Performance Units (Unvested) (2)	$—	$5,199,909	$5,199,909	$—	$5,199,909	$—

Health & Welfare Benefits Continuation (3)	$—	$—	$—	$—	$35,805	$—

Totals	$2,040,000	$9,545,056	$9,545,056	$—	$14,068,860	$—

Patrick Watson	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$400,000	$—	$—	$—	$1,280,000	$—
Restricted Units (Unvested) (2)	$—	$248,640	$248,640	$—	$248,640	$—
Performance Units (Unvested) (2)	$—	$362,610	$362,610	$—	$362,610	$—
Health & Welfare Benefits Continuation (3)	$—	$—	$—	$—	$35,613	$—

Totals	$400,000	$611,250	$611,250	$—	$1,926,863	$—

KENNAMETAL INC. 2023 Proxy Statement	| 83

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Franklin Cardenas	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$447,260	$—	$—	$—	$1,565,410	$—

Restricted Units (Unvested) (2)	$—	$764,628	$764,628	$—	$764,628	$—

Performance Units (Unvested) (2)	$—	$931,111	$931,111	$—	$931,111	$—

Health & Welfare Benefits Continuation (3)	$—	$—	$—	$—	$47,258	$—

Totals	$447,260	$1,695,739	$1,695,739	$—	$3,308,407	$—

Sanjay Chowbey	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$491,150	$—	$—	$—	$1,719,025	$—

Restricted Units (Unvested) (2)	$—	$723,519	$723,519	$—	$723,519	$—

Performance Units (Unvested) (2)	$—	$994,537	$994,537	$—	$994,537	$—

Health & Welfare Benefits Continuation (3)	$—	$—	$—	$—	$39,255	$—

Totals	$491,150	$1,718,056	$1,718,056	$—	$3,476,337	$—

84	| KENNAMETAL INC. 2023 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Michelle Keating	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$416,164	$—	$—	$—	$1,290,108	$—

Restricted Units (Unvested) (2)	$—	$533,420	$533,420	$—	$533,420	$—

Performance Units (Unvested) (2)	$—	$545,048	$545,048	$—	$545,048	$—

Health & Welfare Benefits Continuation (3)	$—	$—	$—	$—	$54,275	$—

Totals	$416,164	$1,078,467	$1,078,467	$—	$2,422,851	$—

Footnotes to Potential Payments upon Termination or Change in Control Tables

(1)

Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive officer is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement (base salary for 24 months for Mr. Rossi and base salary for 12 months for each other named executive officer).

For purposes of these calculations, upon an involuntary termination, other than for Cause or disability, following a Change in Control, or termination by the named executive officer for Good Reason following a Change in Control, each named executive officer is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement. For each named executive officer this is an amount equal to two (2) times the base salary at the annual rate in effect on the Date of Termination and two (2) times the target bonus for the fiscal year in which the termination occurred.

Each named executive officer’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each named executive officer’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G.

(2)

The amounts shown for each named executive officer represent the value of restricted unit awards and performance unit awards that would have been subject to accelerated vesting upon the various scenarios based on the fair market value of the Company’s stock on June 30, 2023 (the last business day of Fiscal 2023) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding for which the applicable performance period had not been completed as of June 30, 2023, the number of shares reported represents the full number of performance units that were able to be earned at the target level.

(3)

For each named executive officer, these benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for two (2) years upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a change in control, as provided under the terms of the executive employment agreements.

KENNAMETAL INC. 2023 Proxy Statement	| 85

CEO Pay Ratio for Fiscal Year 2023

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Mr. Rossi, to the annual total compensation of our median employee. As permitted by SEC rules, we used Target Total Direct Compensation as our consistently applied compensation measure to determine our median employee from our employee population, excluding our CEO, as of June 30, 2023 (8,304 employees in total, 2,925 of whom were located in the United States and 5,379 of whom were located in various jurisdictions outside of the United States). Target Total Direct Compensation is defined as the sum of annual salary, target annual cash incentives and target long-term incentives. For hourly employees, the annual salary component of Target Total Direct Compensation was calculated using a reasonable estimate of hours worked and their hourly wage rate. We annualized Target Total Direct Compensation for those of our 8,304 employees who were employed as of June 30, 2023 but were not employed for the full fiscal year. For our non-U.S. employees, we used the foreign exchange rates applicable at June 1, 2023 to convert their Target Total Direct Compensation into U.S. dollars. As permitted by SEC rules, we excluded all employees in certain jurisdictions located outside of the United States, which collectively represented less than 5% of our total number of employees. Approximately the following number of employees were excluded by jurisdiction: Brazil (134), Poland (152), Switzerland (24), and Spain (125). After excluding employees in these jurisdictions, as referenced above, our pay ratio calculation included 8,304 of our total 8,739 employees.

After identifying the median employee, we calculated the annual total compensation for the median employee using the same methodology that we use for determining our CEO total compensation as disclosed in the Summary Compensation Table. For 2023, the median employee’s annual total compensation was $56,203 and Mr. Rossi’s annual total compensation was $6,729,013. Accordingly, the Fiscal Year 2023 ratio of annual total compensation for Mr. Rossi relative to our median employee’s annual total compensation is 119:1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC and is based on our records and the methodology described above.

86	| KENNAMETAL INC. 2023 Proxy Statement

Pay Versus Performance (“PVP”)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for non-PEO NEOs (1)	Average Compensation Actually Paid to non-PEO NEOs (1) (2)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ millions)	Adjusted EBITDA (4) ($ millions)
					Total Shareholder Return	Peer Group Total Shareholder Return (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$6,729,013	$9,225,794	$1,361,854	$1,727,830	$106.81	$195.54	$118.5	$323.0
2022	$6,131,892	$1,994,311	$1,464,994	$485,335	$84.82	$133.64	$144.6	$364.0
2021	$6,447,574	$8,298,277	$1,801,001	$2,269,987	$128.02	$163.07	$54.4	$276.0

(1)
Mr. Rossi served as our principal executive officer (PEO) for the full fiscal year in 2023, 2022, and 2021. Our non-PEO
named executive officers (NEOs) included: (a) for fiscal year 2023, Messrs. Watson, Chowbey, Cardenas, and Ms. Keating; (b) for fiscal year 2022, Mr. Damon Audia, our former Vice President and Chief Financial Officer, Messrs. Chowbey, Watson, Cardenas, and Ms. Judith Bacchus, our Vice President and Chief Administrative Officer; and (c) for fiscal year 2021, Mr. Peter Dragich, our former Vice President and Chief Operations Officer, Metal Cutting, Messrs. Audia and Cardenas, and Mses. Bacchus and Keating.

(2)
The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the
SEC-mandated
adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO
named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of
such awards.

K ENNAMETAL I NC . 2023 Proxy Statement	| 87

PAY VERSUS PERFORMANCE (“PVP”)

PEO SCT Total to CAP Reconciliation

Fiscal Year	2021	2022	2023

SCT Total	$6,447,574	$6,131,892	$6,729,013

- Change in Actuarial Present Value of Pension Plans Reported in Fiscal Year	$0	$0	$0

+ Service Cost of Pension in Fiscal Year	$0	$0	$0

+ Prior Service Cost of Pension in Fiscal Year	$0	$0	$0

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($3,800,016)	($3,774,347)	($4,417,134)

± Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$6,255,292	$2,630,055	$5,136,155

± Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	($847,928)	($2,347,254)	$1,234,467

± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$68,517	$47,370	$220,778

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	($886,412)	$0

+ Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$174,837	$193,007	$322,513

Compensation Actually Paid	$8,298,277	$1,994,311	$9,225,794

88	| K ENNAMETAL I NC . 2023 Proxy Statement

PAY VERSUS PERFORMANCE (“PVP”)

Non-PEO
NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2021	2022	2023

Average SCT Total	$1,801,001	$1,464,994	$1,361,854

- Change in Actuarial Present Value of Pension Plans Reported in Fiscal Year	($247,188)	($265,465)	$0

+ Service Cost of Pension in Fiscal Year	$396,938	$178,791	$0

+ Prior Service Cost of Pension in Fiscal Year	$0	$0	$0

- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($701,109)	($741,024)	($585,894)

± Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$1,150,583	$389,506	$713,822

± Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	($67,579)	($181,308)	$145,563

± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0

± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$19,407	($3,863)	$51,614

- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	($442,016)	$0

+ Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$37,734	$16,382	$40,871

Average Compensation Actually Paid	$2,269,987	$485,335	$1,727,830

(3)	The Peer Group for which Total Shareholder Return is provided in column (g) is the S&P 400 Capital Goods Index.

(4)	Adjusted EBITDA is a Non-GAAP financial measure. (see Appendix A for a reconciliation to GAAP).

K ENNAMETAL I NC . 2023 Proxy Statement	| 89

PAY VERSUS PERFORMANCE (“PVP”)

CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and average
Non-PEO
CAP amounts and the Company’s and Peer Group’s TSR during fiscal years 2021-2023.

The charts below illustrate the relationship between the PEO and
Non-PEO
CAP amounts and the
Comp
any’s Net Income and Adjusted EBITDA during fiscal years 2021-2023.

90	| K ENNAMETAL I NC . 2023 Proxy Statement

PAY VERSUS PERFORMANCE (“PVP”)

TABULAR LIST OF MOST IMPORTANT PERFORMANCE MEASURES
The four items listed below represent the most important performance metrics we used to determine CAP for Fiscal 2023 as further described in our Compensation Discussion and Analysis (CD&A).

Most Important Performance Measures
• Adjusted EBITDA • Primary Working Capital as a Percent of Sales • Adjusted EBITDA Margin • Adjusted ROIC
SUPPLEMENTAL DISCLOSURE
The charts below illustrate the relationship between the current
PEO
and other NEOs’ SCT Total Compensation, total shareholder return, and CAP amounts during fiscal year 2021-2023. This relationship reflects the impact of changes in the Company’s stock price performance on the amount of Compensation Actually Paid in each year in relation to the amount reported in the Summary Compensation Table for the current PEO and other NEO
s.

K ENNAMETAL I NC . 2023 Proxy Statement	| 91

Proposal III. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis and the Executive Compensation section of this Proxy Statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2017 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2017 annual meeting, the Board determined that the Say on Pay vote will be conducted annually and we currently expect to hold the next advisory vote on the compensation paid to the Company’s NEOs at our 2024 Annual Meeting. The advisory vote to determine the frequency of the Say on Pay vote will occur at this year’s Annual Meeting.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our “Pay-for-Performance” philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR (ON A NON-BINDING, ADVISORY BASIS) THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE CD&A AND COMPENSATION TABLES AND NARRATIVE FOLLOWING THE CD&A.

92	| KENNAMETAL INC. 2023 Proxy Statement

Ownership of Capital Stock by Directors, Nominees and Executive Officers

The following table sets forth beneficial ownership information as of August 15, 2023 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership of Common Stock (1)(2)	Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership of Common Stock(6)

Christopher Rossi	249,711	—	64,232	162,289	476,232

Cindy L. Davis	33,397	—	—	10,259	43,656

Franklin Cardenas	34,255	—	11,643	28,629	74,527

Joseph Alvarado	18,344	—	—	10,259	28,603

Lawrence W. Stranghoener	33,108	108,428	—	—	141,536

Lorraine M. Martin	28,186	—	—	10,259	38,445

Michelle R. Keating	34,866	—	6,579	20,648	62,093

Patrick Watson	43,224	—	4,068	13,927	61,219

Paul Sternlieb	—	—	—	8,233	8,233

Sagar A. Patel	6,965	27,755	—	—	34,720

Sanjay Chowbey	21,766	—	12,436	30,052	64,254

Steven H. Wunning	86,113	14,258	—	10,259	110,630

William J. Harvey	49,431	2,741	—	10,259	62,431

William M. Lambert	74,460	—	—	10,259	84,719

Directors and Executive Officers as a Group (17 persons)	797,149	153,182	112,081	372,962	1,435,374

(1)

No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially own less than one percent of the total shares outstanding as of August 15, 2023. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)

In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are exercisable as of August 15, 2023 or will become exercisable within 60 days of August 15, 2023 as follows: Ms. Davis, 7,000 shares; Mr. Harvey, 14,000 shares; Mr. Lambert, 14,000 shares; Mr. Stranghoener, 14,000 shares; Mr. Wunning, 14,000 shares; and Mr. Watson, 17,985 shares.

(3)

This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the AIP or its predecessor, the Performance Bonus Stock Plan, the 2010 Plan, the A/R 2010 Plan, 2016 Plan or the 2020 Plan.

(4)

This column represents FY21 and FY22 PSUs that have been deemed earned by the Compensation and Human Capital Committee, but remain subject to the continued service condition of such awards. Holders of these PSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

KENNAMETAL INC. 2023 Proxy Statement	| 93

OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

(5)

This column represents RSUs that were awarded to executives and directors under the 2010 Plan, the A/R 2010 Plan, the 2016 Plan and the 2020 Plan. Holders of RSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)

This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, PSU awards and the RSUs columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

94	| KENNAMETAL INC. 2023 Proxy Statement

Principal Holders of Voting Securities

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of August 1, 2023 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Capital Stock

Ariel Investments, LLC(1) 200 East Randolph Street, Suite 2900 Chicago, IL 60601	10,362,253	12.9%

BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	10,318,201	12.8%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	8,307,182	10.31%

Wellington Management Group LLP(4) 280 Congress Street Boston, MA 02210	6,664,601	8.27%

Burgundy Asset Management Ltd.(5) 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	4,490,601	5.57%

Dimensional Fund Advisors LP(6) 6300 Bee Cave Road, Building One Austin, TX 78756	4,206,742	5.2%

(1)

Based solely on information included in Form 13G filed with the SEC on February 14, 2023 by Ariel Investments, LLC, Ariel Investments, LLC had sole voting power with respect to 9,334,590 shares and sole dispositive power with respect to 10,362,253 shares, reported as 12.9% of the outstanding capital stock as of such date.

(2)

Based solely on information included in Form 13G filed with the SEC on January 26, 2023 by BlackRock, Inc., BlackRock, Inc. had sole voting power with respect to 9,993,372 shares and sole dispositive power with respect to 10,318,201 shares, reported as 12.8% of the outstanding capital stock as of such date.

(3)

Based solely on information included in Form 13G filed with the SEC on February 9, 2023 by The Vanguard Group, The Vanguard Group had sole voting power with respect to 0 shares, shared voting power with respect to 63,026 shares, sole dispositive power with respect to 8,172,895 shares, and shared dispositive power with respect to 134,287 shares, reported as 10.31% of the outstanding capital stock as of such date.

(4)

Based solely on information included in Form 13G filed jointly with the SEC on February 6, 2023 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP each reported having shared voting power with respect to 5,820,925 shares and shared dispositive power with respect to 6,664,601 shares, reported as 8.27% of the outstanding capital stock as of such date. Wellington Management Company LLP reported having shared voting power with respect to 5,658,652 shares and shared dispositive power with respect to 6,253,816 shares, reported as 7.76% of the outstanding capital stock as of such date.

KENNAMETAL INC. 2023 Proxy Statement	| 95

PRINCIPAL HOLDERS OF VOTING SECURITIES

(5)

Based solely on information included in Form 13G filed with the SEC on February 10, 2023 by Burgundy Asset Management Ltd., Burgundy Asset Management Ltd. had sole voting power with respect to 2,967,974 shares and sole dispositive power with respect to 4,490,601 shares, reported as 5.57% of the outstanding capital stock as of such date.

(6)

Based solely on information included in Form 13G filed with the SEC on February 10, 2023 by Dimensional Fund Advisors LP, a registered investment adviser, Dimensional Fund Advisors LP had sole voting power with respect to 4,140,261 shares and sole dispositive power with respect to 4,206,742 shares, reported as 5.2% of the outstanding capital stock as of such date. Dimensional Fund Advisors LP disclaims beneficial ownership of these securities.

96	| KENNAMETAL INC. 2023 Proxy Statement

Proposal IV. A Non-Binding (Advisory) Vote on the Frequency of Future Advisory Votes on Executive Compensation

We are asking shareowners to recommend, in a non-binding (advisory) vote, whether the frequency of advisory votes on executive compensation to our NEOs should occur every one, two or three years, as required pursuant to Section 14A of the Exchange Act. After careful consideration of this proposal, the Board of Directors, has determined that an advisory vote on executive compensation that occurs annually is the most appropriate for the Company at this time, which is our current frequency. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareowners to provide us with the most direct and timely input on our compensation principles, policies, and practices. Shareowners will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareowners are not voting to approve or disapprove the Board’s recommendation. The alternative receiving the greatest number of votes regarding the frequency of future advisory votes on executive compensation is the frequency that our shareholders approve (on a non-binding advisory basis). While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when considering the frequency of future advisory shareowner votes on executive compensation. It is expected that the next shareowner say-on-pay frequency vote will occur at the 2029 Annual Meeting of Shareowners.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “1 YEAR.”

KENNAMETAL INC. 2023 Proxy Statement	| 97

Form 10-K Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 as filed with the SEC are available for viewing at www.proxyvote.com. You may also request paper copies of the 2023 Annual Report by following the directions included in the Notice. The copies of our 2023 Annual Report do not contain copies of exhibits to that Annual Report.

Copies of all Company filings with the SEC (including the 2023 Annual Report and all exhibits to that report) are available on our website at www.kennametal.com under “Investor Relations”, “Financials”. A shareowner may obtain a paper copy of this Proxy Statement, the 2023 Annual Report, any exhibits to the 2023 Annual Report or any other filing with the SEC without charge by submitting a “Printed Material Request,” which can be found on our website at www.kennametal.com under “Investor Relations”. Alternatively, shareowners may write to: Vice President, Investor Relations, Kennametal Inc., 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

98	| KENNAMETAL INC. 2023 Proxy Statement

Other Matters

Delinquent Section 16(a) Reports

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2023, except that a Form 3 was filed late on July 22, 2022 for John Wayne Witt, reporting his status as a Section 16 person, which should have been reported on June 30, 2022.

KENNAMETAL INC. 2023 Proxy Statement	| 99

Appendix A — EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, PWC, PWCPS, ROIC, Adjusted ROIC Reconciliations, and Average Adjusted EBITDA Margin

EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, and Average Adjusted EBITDA

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is a non-GAAP financial measure and is defined by the Company as net income attributable to Kennametal, with interest expense, interest income, provision for income taxes, depreciation and amortization added back. Kennametal will present EBITDA on an adjusted basis. Adjusted EBITDA excludes restructuring and related charges, goodwill and other intangible asset impairment charges, gains or losses on divestiture, or other special charges. Management considers Adjusted EBITDA to be an important indicator of Kennametal’s operating performance and profitability.

EBITDA Margin and Adjusted EBITDA Margin are calculated by dividing EBITDA and Adjusted EBITDA, respectively, by sales.

Primary Working Capital and Primary Working Capital as a Percentage of Sales Revenues

Primary Working Capital (PWC) is a non-GAAP financial measure and is defined by the Company as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. Primary Working Capital as a Percent of Sales (PWCPS) is defined by the Company as the average of the previous five quarters’ PWC divided by the previous twelve months’ sales. We believe PWC and PWCPS better represent Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and such measures are used as such for internal performance measurement.

Return on Invested Capital and Adjusted Return on Invested Capital

Adjusted Return on Invested Capital (Adjusted ROIC) is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, non-controlling interest and special items, divided by the sum of the previous five quarters’ average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that adjusted ROIC provides additional insight into the underlying capital structure and performance of the Company.

Management utilizes these non-GAAP measures in determining compensation and assessing the operations of the Company.

A-1	| KENNAMETAL INC. 2023 Proxy Statement

APPENDIX A

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (UNAUDITED)

(in thousands, except percents)

Year ended June 30	2023	2022

Net income attributable to Kennametal, reported	$118,459	$144,623

Add back:

Interest expense	28,496	25,914

Interest income	(869)	(997)

Provision for income taxes, reported	36,255	56,532

Depreciation	121,449	118,690

Amortization	12,624	12,988

EBITDA	$316,414	$357,750

EBITDA Margin	15.2%	17.8%

Adjustments:

Restructuring and related charges	6,605	4,238

Charges related to Russian and Ukrainian operations	—	2,697

Gain on New Castle divestiture	—	(1,001)

Adjusted EBITDA	$323,019	$363,684

Adjusted EBITDA Margin	15.5%	18.1%

KENNAMETAL INC. 2023 Proxy Statement	| A-2

APPENDIX A

PRIMARY WORKING CAPITAL (UNAUDITED)

June 30, 2023 (in thousands, except percents)

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	Average

Current assets	$1,026,789	$1,079,035	$1,048,303	$1,011,486	$1,024,708

Current liabilities	433,975	488,729	494,334	497,488	485,610

Working capital, GAAP	$592,814	$590,306	$553,969	$513,998	$539,098

Excluding items:

Cash and cash equivalents	(106,021)	(93,474)	(76,784)	(64,568)	(85,586)

Other current assets	(55,825)	(76,607)	(74,723)	(76,732)	(72,940)

Total excluded current assets	(161,846)	(170,081)	(151,507)	(141,300)	(158,526)

Adjusted current assets	864,943	908,954	896,796	870,186	866,182

Revolving and other lines of credit and notes payable	(689)	(64,055)	(78,805)	(85,239)	(21,186)

Other current liabilities	(229,945)	(227,516)	(208,807)	(206,306)	(236,537)

Total excluded current liabilities	(230,634)	(291,571)	(287,612)	(291,548)	(257,723)

Adjusted current liabilities	203,341	197,158	206,722	205,940	227,887

Primary working capital	$661,602	$711,796	$609,074	$664,246	$638,295	$673,203

	Three Months Ended

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	Total

Sales	$550,234	$536,036	$497,121	$494,792	$2,078,183

Primary working capital as a percentage of sales					32.4%

A-3	| KENNAMETAL INC. 2023 Proxy Statement

APPENDIX A

PRIMARY WORKING CAPITAL (UNAUDITED)

June 30, 2022 (in thousands, except percents)

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	Average

Current assets	$1,024,708	$1,043,241	$984,201	$966,948	$1,004,807

Current liabilities	485,610	460,365	410,983	389,223	437,394

Working capital, GAAP	$539,098	$582,876	$573,218	$577,725	$567,413

Excluding items:

Cash and cash equivalents	(85,586)	(99,982)	(101,799)	(107,316)	(154,047)

Other current assets	(72,940)	(69,582)	(76,794)	(74,906)	(71,470)

Total excluded current assets	(158,526)	(169,564)	(178,593)	(182,222)	(225,517)

Adjusted current assets	866,182	873,677	805,608	784,726	779,290

Revolving and other lines of credit and notes payable	(21,286)	(28,736)	(12,228)	(368)	(8,365)

Other current liabilities	(236,537)	(233,942)	(212,898)	(211,778)	(251,370)

Total excluded current liabilities	(257,723)	(262,678)	(225,126)	(212,146)	(259,735)

Adjusted current liabilities	227,887	197,687	185,857	177,077	177,659

Primary working capital	$638,295	$675,990	$619,751	$607,649	$601,631	$628,663

	Three Months Ended

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	Total

Sales	$530,016	$512,259	$486,673	$483,509	$2,012,457

Primary working capital as a percentage of sales					31.2%

KENNAMETAL INC. 2023 Proxy Statement	| A-4

APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2023 (in thousands, except percents)

Invested Capital	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	Average

Debt	$595,861	$659,025	$673,573	$679,805	$615,500	$644,753

Total equity	1,314,169	1,316,316	1,289,201	1,238,344	1,291,247	1,289,855

Total	$1,910,030	$1,975,341	$1,962,774	$1,918,149	$1,906,747	$1,934,608

	Three Months Ended

Interest Expense	6/30/2023	3/31/2023	12/31/2022	9/30/2022	Total

Interest expense	$7,096	$7,747	$7,015	$6,638	$28,496

Income tax benefit					6,697

Total interest expense, net of tax					$21,799

Total Income	Year-to-Date 2023

Net income attributable to Kennametal, as reported	$118,459

Restructuring and related charges	6,605

Noncontrolling interest	4,907

Total interest expense, net of tax	21,799

$151,770

Average invested capital	$1,934,608

Adjusted Return on Invested Capital	7.8%

Return on invested capital calculated utilizing net income, as reported is as follows:

Net income attributable to Kennametal, as reported	$118,459

Noncontrolling interest	4,907

Total interest expense, net of tax	21,799

$145,165

Average invested capital	$1,934,608

Return on Invested Capital	7.5%

A-5	| KENNAMETAL INC. 2023 Proxy Statement

APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2022 (in thousands, except percents)

Invested Capital	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	Average

Debt	$615,550	$621,874	$604,959	$592,878	$600,473	$607,147

Total equity	1,291,247	1,361,802	1,356,573	1,364,647	1,368,205	1,348,495

Total	$1,906,797	$1,983,676	$1,961,532	$1,957,525	$1,968,678	$1,955,642

	Three Months Ended

Interest Expense	6/30/2022	3/31/2022	12/31/2021	9/30/2021	Total

Interest expense	$6,697	$6,436	$6,460	$6,321	$25,914

Income tax benefit					7,049

Total interest expense, net of tax					$18,865

Total Income	Year-to-Date 2022

Net income attributable to Kennametal, as reported	$144,623

Restructuring and related charges	4,238

Charges related to Russian and Ukrainian operations	2,697

Gain on New Castle divestiture	(1,001)

Noncontrolling interest	5,578

Total interest expense, net of tax	18,865

$175,000

Average invested capital	$1,955,642

Adjusted Return on Invested Capital	8.9%

Return on invested capital calculated utilizing net income, as reported is as follows:

Net income attributable to Kennametal, as reported	$144,623

Noncontrolling interest	5,578

Total interest expense, net of tax	18,865

$169,066

Average invested capital	$1,955,642

Return on Invested Capital	8.6%

KENNAMETAL INC. 2023 Proxy Statement	| A-6

APPENDIX A

Organic Sales Growth

Organic sales growth is a non-GAAP financial measure of sales growth (which is the most directly comparable GAAP measure) excluding the impacts of acquisitions, divestitures, business days and foreign currency exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

ORGANIC SALES GROWTH (UNAUDITED)	Year Ended June 30, 2023

Organic sales growth	9%

Foreign currency exchange effect (2)	(5)%

Business days effect (3)	(1)%

Sales growth	3%

(2)	Foreign currency exchange effect is calculated by dividing the difference between current period sales and current period sales at prior period foreign exchange rates by prior period sales.

(3)	Business days effect is calculated by dividing the year-over-year change in weighted average working days (based on mix of sales by country) by prior period weighted average working days.

Free Operating Cash Flow

Free operating cash flow (FOCF) is a non-GAAP financial measure and is defined as cash provided by operating activities (which is the most directly comparable GAAP measure) less capital expenditures, plus proceeds from disposals of property, plant and equipment. Management considers FOCF to be an important indicator of the Company’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.

FREE OPERATING CASH FLOW (UNAUDITED) (in millions)	Year Ended June 30, 2023

Net cash flow provided by operating activities	$257.9

Purchases of property, plant and equipment	(94.4)

Proceeds from disposals of property, plant and equipment	5.0

Free operating cash flow	$168.6

A-7	| KENNAMETAL INC. 2023 Proxy Statement

        KENNAMETAL INC.

        525 WILLIAM PENN PLACE

        SUITE 3300

        PITTSBURGH, PA 15219

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 23, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 20, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KMT2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 23, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 20, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V20206-P97123-Z85739	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

KENNAMETAL INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 and 1 YEAR Proposal 4.			☐	☐	☐
1.	Election of ten directors for terms expiring in 2023

Nominees:

	01) Joseph Alvarado 02) Cindy L. Davis 03) William J. Harvey 04) William M. Lambert 05) Lorraine M. Martin	06) Sagar A. Patel 07) Christopher Rossi 08) Paul Sternlieb 09) Lawrence W. Stranghoener 10) Steven H. Wunning						For	Against	Abstain

2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024;							☐	☐	☐
3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers;							☐	☐	☐

							1 Year	2 Years	3 Years	Abstain

4.	Non-binding (advisory) vote on the frequency of future advisory votes on executive compensation.						☐	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item 1, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item 2 and FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers in Item 3 and 1 YEAR the non-binding (advisory) vote on the frequency of future advisory votes on executive compensation in Item 4. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Shareowners.

The Proxy Statement and the 2023 Annual Report to Shareowners are available at: www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — — —

V20207-P97123-Z85739

Proxy — KENNAMETAL INC.

2023 ANNUAL MEETING OF SHAREOWNERS – OCTOBER 24, 2023

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of William M. Lambert, Christopher Rossi and Lawrence W. Stranghoener as your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held virtually at www.virtualshareholdermeeting.com/KMT2023, on Tuesday, October 24, 2023 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, these shares (other than shares held in the Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024 IN ITEM 2 AND FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM 3 AND 1 YEAR THE NON-BINDING (ADVISORY) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION IN ITEM 4.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by Internet or telephone no later than Friday, October 20, 2023 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated and signed on the other side)

          BROADRIDGE FINANCIAL SOLUTIONS, INC.

        BROADRIDGE CORPORATE ISSUER SOLUTIONS

        PO BOX 1342T., SUITE 1300

        BRENTWOOD, NY 11717

        BROADRIDGE

        FINANCIAL SOLUTIONS, INC.

        ATTENTION:

        TEST PRINT

        51 MERCEDES WAY

        EDGEWOOD, NY

        11717

**

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

KENNAMETAL INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 10/24/23 at 02:00 P.M. EDT

Make your vote count. Vote must be received by 10/23/2023 to be counted.
Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.
Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy materials for the meeting are available at www.ProxyVote.com: PROXY STATEMENT, ANNUAL REPORT

X

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THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

KENNAMETAL INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board recommends you vote FOR the following director nominee(s) : 1 through 10			All	All	Except
1.	Election of Directors		☐	☐	☐
Nominees
	01 Joseph Alvarado 02 Cindy L. Davis 03 William J. Harvey 04 William M. Lambert 05 Lorraine M. Martin 06 Sagar A. Patel	07 Christopher Rossi 08 Paul Sternlieb 09 Lawrence W Stranghoener 10 Steven H. Wunning
The Board recommends you vote FOR the following proposal (s) : 2 and 3								For	Against	Abstain
2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024.							☐	☐	☐
3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers.							☐	☐	☐
The Board recommends you vote 1 YEAR on the following proposal: 4							1 year	2 years	3 years	Abstain

4.	Non-binding (advisory) vote on the frequency of future advisory votes on executive compensation.						☐	☐	☐	☐
*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

			1472 0797 1133 0441			10/24/23	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]		Date	489170100		*****ACCOUNT		P97052-01S GS2

          BROADRIDGE FINANCIAL SOLUTIONS, INC.

        BROADRIDGE CORPORATE ISSUER SOLUTIONS

        PO BOX 1342T., SUITE 1300

        BRENTWOOD, NY 11717

        IMPORTANT NOTICE REGARDING DELIVERY

        OF SECURITY HOLDER DOCUMENTS (HH)

        BROADRIDGE

        FINANCIAL SOLUTIONS, INC.

        ATTENTION:

        TEST PRINT

        51 MERCEDES WAY

        EDGEWOOD, NY

        11717

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

KENNAMETAL INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 10/24/23 at 02:00 P.M. EDT

Make your vote count. Vote must be received by 10/23/2023 to be counted.
Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.
[G]	Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy materials for the meeting are available at www.ProxyVote.com: PROXY STATEMENT, ANNUAL REPORT

X
PAGE 1 OF 2

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

KENNAMETAL INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board recommends you vote FOR the following director nominee(s) : 1 through 10			All	All	Except
1.	Election of Directors		☐	☐	☐
Nominees
	01 Joseph Alvarado 02 Cindy L. Davis 03 William J. Harvey 04 William M. Lambert 05 Lorraine M. Martin 06 Sagar A. Patel	07 Christopher Rossi 08 Paul Sternlieb 09 Lawrence W Stranghoener 10 Steven H. Wunning
The Board recommends you vote FOR the following proposal (s): 2 and 3								For	Against	Abstain
2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024.							☐	☐	☐
3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers.							☐	☐	☐
The Board recommends you vote 1 YEAR on the following proposal: 4							1 year	2 years	3 years	Abstain

4.	Non-binding (advisory) vote on the frequency of future advisory votes on executive compensation.						☐	☐	☐	☐
*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.
			Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor cornrnunications in a single package per household.			☐	☐

			1472 0797 1133 0441			10/24/23	123,456,789,012.00000
Signature [PLEASE SIGN WITHIN BOX]		Date	489170100			*****ACCOUNT	P97052-01S GS2

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

X
PAGE 2 OF 2

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PLEASE RETAIN FOR YOUR RECORDS                                                                                                                                                                                                                                                                    HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as” Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

• The issuer agrees to have its documents Househeld.
• You agree to or do not object to the Householding of your materials.
• You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

P97052-01S

V.2.0